                                                                     EXHIBIT 4.1

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                      ASSOCIATES FIRST CAPITAL CORPORATION

                 STANDARD MULTIPLE-SERIES INDENTURE PROVISIONS

                            Dated as of June 1, 1998

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

                      ASSOCIATES FIRST CAPITAL CORPORATION

                             CROSS REFERENCE SHEET*

     Showing the Location in the Associates First Capital Corporation Standard Multiple-Series Indenture Provisions of the Provisions Inserted Pursuant to Sections 310 to 318(a) inclusive of the Trust Indenture Act of 1939.

    PROVISION OF
TRUST INDENTURE ACT
      OF 1939                                          INDENTURE PROVISION

sec. 310(a) (1), (2).......................... sec. 9.09
          (3)...............................  Not applicable
          (4)...............................  Not applicable
     (b)  ..................................  sec. 9.08; sec. 9.10(b)
     (c)  ..................................  Not applicable
sec. 311(a) .................................. sec. 9.13(a)
     (b)  ..................................  sec. 9.13(b)
     (c)  ..................................  Not applicable
sec. 312(a) .................................. sec.sec. 7.01, 7.02(a)
     (b)  ..................................  sec. 7.02(b)
     (c)  ..................................  sec. 7.02(c)
sec. 313(a) .................................. sec. 7.04(a)
     (b)  (1)...............................  Not applicable
          (2)...............................  sec. 7.04(b)
     (c)  ..................................  sec. 7.04(c)
     (d)  ..................................  sec. 7.04(d)
sec. 314(a) .................................. sec. 7.03
     (b)  ..................................  Not applicable
     (c)  ..................................  sec. 1.03
     (d)  ..................................  Not applicable
     (e)  ..................................  sec. 1.03
     (f)  ..................................  Not applicable
sec. 315(a) (1)............................... sec. 9.01(a)(1)
          (2)...............................  sec. 9.01(a)(2)
     (b)  ..................................  sec. 9.02
     (c)  ..................................  sec. 9.01(b)
     (d)  ..................................  sec. 9.01(c)
     (e)  ..................................  sec. 8.07
sec. 316(a) .................................. sec. 8.01; sec. 8.06
     (b)  ..................................  sec. 8.04;
     (c)  ..................................  sec. 10.01
sec. 317(a) (1), (2).......................... sec. 8.02
     (b)  ..................................  sec. 6.02(9), (10)
sec. 318(a) .................................. sec. 14.08

---------------

* This Cross-Reference Sheet is not part of the Standard Multiple-Series Indenture Provisions.

                      ASSOCIATES FIRST CAPITAL CORPORATION
                             ---------------------

                 STANDARD MULTIPLE-SERIES INDENTURE PROVISIONS
                             ---------------------

                               TABLE OF CONTENTS*

                                  ARTICLE ONE.

                                  DEFINITIONS.

                                                                      PAGE
sec.  1.01.    Certain terms defined; other terms defined in Trust
                 Indenture Act of 1939, as amended, or by reference
                 therein in Securities Act of 1933, as amended, to
                 have meanings therein assigned....................     1
               Affiliate...........................................     1
               Authenticating Agent................................     1
               Authorized Newspaper................................     1
               Board of Directors..................................     2
               Board Resolution....................................     2
               Business Day........................................     2
               Capital Indebtedness................................     2
               Company.............................................     2
               Company Order and Company Request...................     2
               Component Currency..................................     3
               Consolidated Subsidiary.............................     3
               Controlling Person..................................     3
               Controlling Person Subsidiary.......................     3
               Conversion Date.....................................     3
               Conversion Rate.....................................     3
               Corporate Trust Office..............................     3
               Coupon..............................................     4
               Coupon Security.....................................     4
               Depositary..........................................     4

---------------

* This Table of Contents does not constitute part of the Standard Multiple-Series Indenture Provisions or have any bearing upon the interpretation of any of its terms and provisions.

                                                                      PAGE
               Dollar..............................................     4
               Dollar Determination Agent..........................     4
               Dollar Equivalent of the Currency Unit..............     4
               Dollar Equivalent of the Foreign Currency...........     4
               ECU.................................................     5
               European Communities................................     5
               Event of Default....................................     5
               Exchange Rate Officer's Certificate.................     5
               Finance Business....................................     5
               Finance Subsidiary..................................     6
               Foreign Currency....................................     6
               Fully Registered Security...........................     6
               Global Security.....................................     6
               Holder..............................................     6
               Indebtedness........................................     6
               Indenture...........................................     7
               Insurance Business..................................     7
               Insurance Subsidiary................................     7
               Interest............................................     7
               Interest Payment Date...............................     7
               Market Exchange Rate................................     7
               Maturity............................................     7
               Officers' Certificate...............................     7
               Official Currency Unit Exchange Rate................     8
               Opinion of Counsel..................................     8
               Original Issue Discount Security....................     8
               Outstanding (with reference to Securities)..........     8
               Overdue Rate........................................     9
               Paying Agent........................................     9
               Person..............................................    10
               Place of Payment....................................    10
               Predecessor Security................................    10
               Receivables.........................................    10
               Redemption Date.....................................    10
               Redemption Price....................................    10
               Registered Holder...................................    11
               Registered Security.................................    11
               Responsible Officer.................................    11

                                                                      PAGE
               Securities Register and Securities Registrar........    11
               Security............................................    11
               Specified Amount....................................    11
               Stated Maturity.....................................    11
               Subordinated Indebtedness...........................    12
               Subsidiary..........................................    12
               Superior Indebtedness...............................    12
               Trustee.............................................    12
               Trust Indenture Act.................................    12
               Unregistered Security...............................    12
               Valuation Date......................................    12
sec.  1.02.    Other Defined Terms.................................    13
sec.  1.03.    Compliance Certificates and Opinions................    13
                                ARTICLE TWO.
                               SECURITY FORMS.
sec.  2.01.    Form Generally......................................    13
sec.  2.02.    Form of Trustee's Certificate of Authentication.....    14
sec.  2.03.    Form of Trustee's Certificate of Authentication
                 by an Authenticating Agent........................    15
sec.  2.04.    Securities Issuable in the Form of a Global
                 Security..........................................    15
                               ARTICLE THREE.
                               THE SECURITIES.
sec.  3.01.    Amount Unlimited; Issuable in Series................    17
sec.  3.02.    Form and Denominations..............................    20
sec.  3.03.    Authentication and Dating...........................    20
sec.  3.04.    Execution of Securities and Coupons.................    22
sec.  3.05.    Registration; Registration of Transfer and
                 Exchange..........................................    23
sec.  3.06.    Mutilated, Destroyed, Lost or Stolen Securities
                 or Coupons........................................    25
sec.  3.07.    Temporary Securities................................    26

                                                                      PAGE
sec.  3.08.    Payment of Interest; Interest Rights Preserved......    27
sec.  3.09.    Cancellation........................................    28
sec.  3.10.    Computation of Interest.............................    28
sec.  3.11.    Currency and Manner of Payments in
                 Respect of Securities.............................    29
sec.  3.12.    Compliance with Certain Laws and Regulations........    34

                                ARTICLE FOUR.
                          REDEMPTION OF SECURITIES.
sec.  4.01.    Applicability of Article............................    34
sec.  4.02.    Notice of Redemption; Selection of Securities.......    34
sec.  4.03.    Payment of Securities Called for Redemption.........    36

                                ARTICLE FIVE.
                               SINKING FUNDS.
sec.  5.01.    Applicability of Article............................    37
sec.  5.02.    Satisfaction of Mandatory Sinking Fund Payments with
                 Securities........................................    37
sec.  5.03.    Redemption of Securities for Sinking Fund...........    38

                                ARTICLE SIX.
                      CERTAIN COVENANTS OF THE COMPANY.
sec.  6.01.    Payment of Securities...............................    41
sec.  6.02.    Other Covenants.....................................    41
               (1) Office or Agency................................    41
               (2) Maintenance of Corporate Existence..............    42
               (3) Taxes, etc......................................    43
               (4) Books of Account................................    43
               [(5) Liens, etc.....................................    43]
               (6) Consolidations, Mergers, etc....................    45

                                                                      PAGE
               (7) Other Instruments, etc..........................    46
               (8) Permit no Vacancy in Office of Trustee..........    46
               (9) Agreement with Paying Agent.....................    46
               (10) Money for Securities Payments to be Held
               in Trust............................................    47
               (11) Financial Statements, etc......................    48
               (12) Transactions with Controlling Persons..........    49
sec.  6.03.    Waiver..............................................    49

                               ARTICLE SEVEN.
                        HOLDERS' LISTS AND REPORTS BY
                        THE COMPANY AND THE TRUSTEE.
sec.  7.01.    Semi-Annual Lists of Holders........................    49
sec.  7.02.    Preservation of Information, etc....................    50
sec.  7.03.    Periodic Reports by Company.........................    52
sec.  7.04.    Trustee's Reports to Holders........................    53
sec.  7.05.    Delivery of Reports by the Trustee..................    55

                               ARTICLE EIGHT.
                     REMEDIES OF THE TRUSTEE AND HOLDERS
                            ON EVENT OF DEFAULT.
sec.  8.01.    Events of Default; Effect Thereof...................    55
sec.  8.02.    Collection of Indebtedness by Trustee...............    58
sec.  8.03.    Application of Moneys Collected by Trustee..........    60
sec.  8.04.    Limitation on Suits on Indenture; No Limitation on
               Suits on Securities.................................    62
sec.  8.05.    Remedies Cumulative; Delay not to Impair Rights.....    63
sec.  8.06.    Directions by Holders of Securities.................    63
sec.  8.07.    Undertakings for Costs..............................    63
sec.  8.08.    Waiver of Stay or Extension Laws....................    64
sec.  8.09.    Judgment Currency...................................    64

                                                                      PAGE
                                ARTICLE NINE.
                           CONCERNING THE TRUSTEE.
sec.  9.01.    Certain Duties and Responsibilities.................    65
sec.  9.02.    Notice of Defaults..................................    66
sec.  9.03.    Certain Rights of Trustee...........................    67
sec.  9.04.    Not Responsible for Recitals or Issuance
               of Securities.......................................    68
sec.  9.05.    May Hold Securities.................................    68
sec.  9.06.    Money Held in Trust.................................    68
sec.  9.07.    Compensation and Reimbursement......................    69
sec.  9.08.    Disqualification; Conflicting Interests.............    69
sec.  9.09.    Corporate Trustee Required; Eligibility.............    70
sec.  9.10.    Resignation and Removal; Appointment of Successor...    70
sec.  9.11.    Acceptance of Appointment by Successor..............    72
sec.  9.12.    Merger, Conversion, Consolidation or Succession
                 to Business.......................................    73
sec.  9.13.    Preferential Collection of Claims Against Company...    74
               (a) Segregation and Apportionment of Certain
               Collections by Trust; Certain Exceptions............    74
               (b) Certain Creditor Relationships Excluded From
               Segregation and Apportionment.......................    77
               (c) Definitions of Certain Terms Used in this
                       Section.....................................    78
sec.  9.14.    Appointment of Authenticating Agent.................    79

                                ARTICLE TEN.
                    CONCERNING THE HOLDERS OF SECURITIES.
sec. 10.01.    Action by Holders...................................    80
sec. 10.02.    Proof of Execution of Instruments by Holders
                 of Securities.....................................    81
sec. 10.03.    Persons Deemed Owners...............................    82
sec. 10.04.    Revocation of Consents; Future Holders Bound........    82

                                                                      PAGE
                               ARTICLE ELEVEN.
                             HOLDERS' MEETINGS.
sec. 11.01.    Purposes of Meetings................................    83
sec. 11.02.    Call of Meetings by Trustee.........................    83
sec. 11.03.    Call of Meetings by Company or Holders..............    83
sec. 11.04.    Qualifications for Voting...........................    84
sec. 11.05.    Regulations.........................................    84
sec. 11.06.    Voting..............................................    85
sec. 11.07.    No Delay of Rights by Meeting.......................    86

                               ARTICLE TWELVE.
                          SUPPLEMENTAL INDENTURES.
sec. 12.01.    Supplemental Indentures.............................    86
sec. 12.02.    Notice of Supplemental Indenture....................    89
sec. 12.03.    Effect of Supplemental Indenture....................    89
sec. 12.04.    Notation on Securities and Coupons..................    89
sec. 12.05.    Issuance of Securities by Successor Corporation.....    90

                              ARTICLE THIRTEEN.
                  SATISFACTION AND DISCHARGE OF INDENTURE;
                              UNCLAIMED MONEYS.
sec. 13.01.    Satisfaction and Discharge..........................    91
sec. 13.02.    Application of Moneys...............................    92
sec. 13.03.    Repayment of Moneys by Paying Agents................    92
sec. 13.04.    Unclaimed Moneys....................................    92

                              ARTICLE FOURTEEN.
                          MISCELLANEOUS PROVISIONS.
sec. 14.01.    Limitation of Individual Liability..................    93
sec. 14.02.    Successors..........................................    93
sec. 14.03.    Notice to Holders; Waiver...........................    93
sec. 14.04.    Addresses for Notices...............................    94
sec. 14.05.    Cross References....................................    95
sec. 14.06.    Counterparts........................................    95
sec. 14.07.    Headings Not to Affect Construction.................    95

                                                                      PAGE
sec. 14.08.    Trust Indenture Act to Govern.......................    95
sec. 14.09.    Legal Holidays......................................    95
sec. 14.10.    Applicable Law......................................    95

                              ARTICLE FIFTEEN.
                        SUBORDINATION OF SECURITIES.
sec. 15.01.    Subordination.......................................    96
sec. 15.02.    Securities May Be Paid Prior to Dissolution, etc....    98
sec. 15.03.    Rights of the Holders of Superior Indebtedness
                 Not to be Impaired................................    98
sec. 15.04.    Authorization to Trustee to Take Action to
                 Effectuate Subordination..........................    99

                                  ARTICLE ONE.

                                  DEFINITIONS.

     sec. 1.01 Certain Definitions. The terms defined in this sec. 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this sec. 1.01 (such definitions to be applicable to both the singular and the plural form of the terms defined). All other terms used in this Indenture which are defined in the Trust Indenture Act, or which are by reference in such Act defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in such Securities Act as in force at the date of the execution of this Indenture.

Affiliate:

     "Affiliate" of the Company or any other obligor on the Securities shall mean any person or corporation directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company or such obligor on the Securities.

Authenticating Agent:

     "Authenticating Agent" shall mean any authenticating agent appointed by the Trustee pursuant to sec. 9.14.

Authorized Newspaper:

     "Authorized Newspaper" shall mean a newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities as may be provided elsewhere in this Indenture or specified as contemplated by sec. 3.01 with respect to the Securities of any series the terms of which permit Unregistered Securities or Coupon Securities. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

Board of Directors:

     "Board of Directors" shall mean either the board of directors of the Company or any duly authorized committee of that board.

Board Resolution:

     "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

Business Day:

     "Business Day", when used in conjunction with the name of a city, shall mean any day other than a day on which banking institutions in such city are authorized or required by law to close, and shall otherwise mean each day of the week which is not a day on which banking institutions at the place where any specified act pursuant to this Indenture is to occur are authorized or required by law to close.

Capital Indebtedness:

     "Capital Indebtedness" shall mean all Indebtedness of the Company which is subordinate and junior in right of payment to Superior Indebtedness and Subordinated Indebtedness.

Company:

     "Company" shall mean Associates First Capital Corporation, a Delaware corporation, until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

Company Order and Company Request:

     "Company Order" and "Company Request" shall mean a written order or written request, respectively, signed in the name of the Company, by its Chairman or a Vice Chairman of the Board, President or a Vice President, and by its Treasurer, Assistant Treasurer, Comptroller, an Assistant Comptroller, Secretary or an Assistant Secretary, and delivered to the Trustee.

Component Currency:

     "Component Currency": See sec. 3.11(i).

Consolidated Net Worth:

     "Consolidated Net Worth": See sec. 6.02(5)

Consolidated Subsidiary:

     "Consolidated Subsidiary" shall mean every Subsidiary except any Subsidiary the accounts of which are, with the approval of the independent accountants who regularly audit the books of the Company, excluded from the consolidated financial statements regularly released by the Company to the public, but any such Subsidiary shall be deemed not to constitute a Consolidated Subsidiary only during any period or periods for which its accounts are so excluded.

Controlling Person:

     "Controlling Person" shall mean any Person who, to the knowledge of the Company, is directly or indirectly in control of the Company, said control being the power to direct or cause the direction of the management or policies of the Company (whether through the ownership of voting securities, by contract or otherwise), or is an officer, director, partner or manager of such a Person.

Controlling Person Subsidiary:

     "Controlling Person Subsidiary" shall mean any corporation (other than the Company and its Subsidiaries) of which a Controlling Person at the time owns or controls, directly and/or through any intervening medium, more than fifty percent (50%) of the outstanding stock having ordinary voting power.

Conversion Date:

     "Conversion Date": See sec. 3.11(e).

Conversion Rate:

     "Conversion Rate": See sec. 8.09.

Corporate Trust Office:

     "Corporate Trust Office" shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, except that with respect to presentation of Registered Securities for payment or for registration of transfer and exchange, presentation of Unregistered Securities for registration and the location of the Securities Register, such term shall mean the office or agency of the Trustee at which at any particular time, its corporate agency business shall be conducted.

Coupon:

     "Coupon" shall mean any interest coupon appertaining to any Security.

Coupon Security:

     "Coupon Security" shall mean any Security authenticated and delivered with one or more Coupons appertaining thereto.

Depositary:

     "Depositary" shall mean, unless otherwise specified by the Company pursuant to either sec. 2.04 or sec. 3.01, with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation.

Dollar:

     "Dollar" shall mean the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Dollar Determination Agent:

     "Dollar Determination Agent" shall mean the New York clearing house bank, if any, from time to time selected by the Trustee for purposes of sec. 3.11.

Dollar Equivalent of the Currency Unit:

     "Dollar Equivalent of the Currency Unit": See sec. 3.11(h).

Dollar Equivalent of the Foreign Currency:

     "Dollar Equivalent of the Foreign Currency": See sec. 3.11(g).

ECU:

     "ECU" shall mean the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

European Communities:

     "European Communities" shall mean the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

Event of Default:

     "Event of Default": See sec. 8.01.

Exchange Rate Officer's Certificate:

     "Exchange Rate Officer's Certificate" shall mean a telex or a certificate setting forth (i) the applicable Official Currency Unit Exchange Rate and (ii) the Dollar or Foreign Currency amounts of principal, premium, if any, and interest, if any, respectively (on an aggregate basis and on the basis of a Security having a principal amount of 1,000 in the relevant currency unit), payable on the basis of such Official Currency Unit Exchange Rate, sent (in the case of a telex) or signed (in the case of a certificate) by the Treasurer or any Assistant Treasurer of the Company.

Finance Business:

     "Finance Business" shall mean the business of making loans, extending credit, or providing financial accommodations to any person, firm or corporation and such activities as may be incidental thereto, including, but not limited to: the purchase of obligations growing out of the sale or lease of all types of consumer, commercial and industrial property; the making of loans to individuals and business enterprises, including the extension of wholesale or floor plan accommodations to permit distributors and dealers to carry inventories of durable goods for resale; factoring; leasing of tangible personal property to others; mortgage brokerage and servicing; and other business of a similar character to the extent that other companies similarly situated, within the limits of sound trade practice, may have heretofore engaged or may hereafter engage in such other business. Finance Business as herein defined shall not include the business of a federally insured deposit-taking institution.

Finance Subsidiary:

     "Finance Subsidiary" shall mean a Subsidiary primarily engaged in the Finance Business.

Foreign Currency:

     "Foreign Currency" shall mean a currency issued by the government of any country other the United States.

Fully Registered Security:

     "Fully Registered Security" shall mean any Security registered as to principal and interest, if any.

Global Security:

     "Global Security" shall mean a Security issued to evidence all or a part of any series of Securities which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and pursuant to a Company Order, which shall be registered as to principal and interest in the name of the Depositary or its nominee.

Holder:

     "Holder" shall mean, with respect to a Registered Security, any person whose name at the time a particular Registered Security is registered in the Securities Register; with respect to an Unregistered Security, the bearer of such Unregistered Security; and, with respect to a Coupon, the bearer thereof.

Indebtedness:

     "Indebtedness" of any corporation shall include all obligations of such corporation which in accordance with generally accepted accounting practice shall be classified upon a balance sheet of such corporation as liabilities of such corporation, and guaranties (whether by discount or otherwise) of, endorsements (other than endorsements of checks and drafts for deposits in the ordinary course of business) and other contingent obligations (other than obligations revocable by the obligor, to purchase or otherwise acquire from dealers notes, receivables or other obligations of their customers) in respect of, or to purchase or otherwise acquire, indebtedness of others. In computing the amount of Indebtedness at any date, there shall be included an amount equal to adequate reserves in accordance with generally accepted accounting principles at such date in respect of any contested debts or other similar monetary obligations of such corporation, either direct or guaranteed, not otherwise required to be reflected pursuant to the preceding sentence.

Indenture:

     "Indenture" shall mean this instrument as originally executed, or as it may be amended or supplemented from time to time as herein provided, and shall include the form and terms of particular series of Securities established as contemplated hereunder, regardless of the currency or currency unit in which such series is denominated.

Insurance Business:

     "Insurance Business" shall mean the business of issuing fire, casualty, inland marine, ocean marine, credit, fidelity, mortgage, title, life, health or accident insurance contracts, or other contracts authorized to be written by an insurance company, and businesses incidental thereto.

Insurance Subsidiary:

     "Insurance Subsidiary" shall mean a Subsidiary primarily engaged in the Insurance Business.

Interest:

     The term "interest" when used with respect to non-interest bearing Securities, means interest payable after Maturity.

Interest Payment Date:

     "Interest Payment Date" shall mean the Stated Maturity of an installment of interest on the Securities of any series.

Market Exchange Rate:

     "Market Exchange Rate": See sec. 3.11(i).

Maturity:

     "Maturity", when used with respect to any Security, shall mean the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

Officers' Certificate:

     "Offficers' Certificate" shall mean a certificate signed by the Chairman or a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

Official Currency Unit Exchange Rate:

     "Official Currency Unit Exchange Rate" shall mean, with respect to any payment to be made hereunder, the exchange rate between the relevant currency unit and the Dollar calculated by the agency specified pursuant to sec. 3.01 for the Securities of the relevant series (in the case of the ECU, calculated by the Commission of the European Communities, and currently based on the rates in effect at 2:30 p.m., Brussels time, on the exchange markets of the Component Currencies of the ECU), on the second Business Day (in the city of which such agency has its principal office) immediately preceding the applicable payment date.

Opinion of Counsel:

     "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or of counsel to the Company.

Original Issue Discount Security:

     "Original Issue Discount Security" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to sec. 8.01.

Outstanding:

     "Outstanding", when used with reference to Securities, shall mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount and in the required currency or currency unit shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company or any other obligor on the Securities) or shall have been set aside and segregated in trust by the Company or any other obligor on the Securities (if the Company or any other obligor on the Securities shall act as its own Paying Agent) for the Holders of such Securities and any Coupons appertaining thereto, provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Four provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in lieu of and in substitution for which other Securities shall have been authenticated and delivered pursuant to sec. 3.06, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to sec. 8.01.

Overdue Rate:

     "Overdue Rate" with respect to any series of Securities shall mean the rate designated as such in or pursuant to the resolution of the Board of Directors or the supplemental indenture, as the case may be, relating to such series as contemplated by sec. 3.01.

Paying Agent:

     "Paying Agent" shall mean any person authorized by the Company to pay the principal of, or premium or interest on, any Securities on behalf of the Company.

Person:

     "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Place of Payment:

     "Place of Payment", when used with respect to the Securities of any series, shall mean the place or places where the principal of, premium, if any, and interest, if any, on the Securities of such series are payable as specified pursuant to sec. 3.01.

Predecessor Security:

     "Predecessor Security" of any particular Security shall mean every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under sec. 3.06 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

Receivables:

     "Receivables" shall mean, without duplication, at any time, all notes and accounts receivable (whether represented by open accounts, notes, mortgages, factoring receivables, direct loan receivables, trade accounts receivable, lease obligations or otherwise) at the time held by the Company and its Consolidated Subsidiaries, as shown on a consolidated balance sheet of the Company and its Consolidated Subsidiaries, other than notes and accounts receivable which have arisen from the Insurance Business, any manufacturing business or any other business which is not the Finance Business.

Redemption Date:

     "Redemption Date" when used with respect to any Security to be redeemed shall mean the date fixed for such redemption by or pursuant to this Indenture.

Redemption Price:

     "Redemption Price" when used with respect to any Security to be redeemed shall mean the price, in the currency or currency unit in which such Security is denominated or which is otherwise provided for pursuant to this Indenture, at which it is to be redeemed pursuant to this Indenture.

Registered Holder:

     "Registered Holder" shall mean, with respect to a Registered Security, the Person in whose name such Security is registered in the Securities Register.

Registered Security:

     "Registered Security" shall mean any Security registered as to principal.

Responsible Officer:

     "Responsible Officer" when used with respect to the Trustee shall mean the chairman of the board of directors, a vice chairman of the board of directors, the chairman of the executive committee, the president, any vice president, the secretary, the treasurer, any trust officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

Securities Register and Securities Registrar:

     "Securities Register" and "Securities Registrar": See sec. 3.05.

Security:

     "Security" or "Securities" shall have the meaning stated in the recitals of this Indenture and more particularly shall mean any Registered or Unregistered Securities authenticated and delivered under this Indenture.

Special Committee:

     "Special Committee" shall mean a committee consisting of members of the Board of Directors of the Company as duly authorized and established by the Board of Directors.

Special Committee Resolution:

     "Special Committee Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Special Committee and to such full form and effect on the date of such certificates, and delivered to the Trustee.

Specified Amount:

     "Specified Amount": See sec. 3.11(i).

Stated Maturity:

     "Stated Maturity" when used with respect to any Security or any installment of interest thereon shall mean the date specified in such Security or the Coupon, if any, representing such installment of interest as the fixed date on which the principal of, premium, if any, or interest, if any, on such Security is due and payable.

Subordinated Indebtedness:

     "Subordinated Indebtedness" shall mean all Indebtedness of the Company which is subordinate and junior in right of payment to Superior Indebtedness. The term "Subordinated Indebtedness" shall not include Capital Indebtedness of the Company.

Subsidiary:

     "Subsidiary" shall mean any corporation of which the Company at the time owns or controls, directly and/or through any intervening medium, more than fifty percent (50%) of the outstanding stock having ordinary voting power.

Superior Indebtedness:

     "Superior Indebtedness": See sec. 15.01.

Trustee:

     "Trustee" shall mean the Person named as the "Trustee" in the first paragraph of this instrument and, subject to the provisions of Article Nine, shall also include its successors and assigns. If there shall be more than one Trustee at any one time, "Trustee" shall mean each such Trustee and shall apply to each such Trustee only with respect to those series of Securities with respect to which it is serving as Trustee.

Trust Indenture Act:

     Except as provided in sec. 12.01, "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 and in force at the date of execution of this Indenture.

Unregistered Security:

     "Unregistered Security" means any Security that is not registered as to principal.

Valuation Date:

     "Valuation Date": See sec. 3.11(e).

    sec. 1.02. Other Defined Terms. Certain other terms are defined in Article Nine.

     sec. 1.03. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to sec. 6.02(ll)) shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                                  ARTICLE TWO.

                                SECURITY FORMS.

     sec. 2.01. Forms Generally. The Securities of each series, and the Coupons if any, to be attached thereto, shall be in substantially the form or forms as shall be established pursuant to sec. 3.01 in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, and Coupons, if any, as evidenced by their execution of the Securities and Coupons, if any.

     The definitive Securities, and Coupons, if any, of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, and Coupons, if any, as evidenced by their execution of such Securities, and Coupons, if any, subject, with respect to the Securities of any series, to the rules of any securities exchange on which the Securities of such series are listed.

     sec. 2.02. Form of Trustee's Certificate of Authentication. The Trustee's Certificate of Authentication on all Securities shall be in substantially the following form:

     This is one of the Securities of the series provided for under the within-mentioned Indenture.

                                           [NAME OF TRUSTEE]

                                                                      as Trustee

                                           By
                                                    Authorized Officer
     sec. 2.03. Form of Trustee's Certificate of Authentication by an Authenticating Agent. If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent on all Securities of each such series shall be in substantially the following form:

                                        [NAME OF TRUSTEE]
                                                                      as Trustee

                                        By [NAME OF AUTHENTICATING
                                              AGENT],
                                                  Authenticating Agent

                                        By
                                                   Authorized Officer

     sec. 2.04. Securities Issuable in the Form of a Global Security.

     (a) If the Company shall establish pursuant to sec. 3.01 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with sec. 3.03 and the Company Order delivered to the Trustee thereunder, authenticate and deliver, such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

     (b) Notwithstanding any other provision of this sec. 2.04 or of sec. 3.05, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in sec. 3.05, only to the Depositary or another nominee of the Depositary for such Global Security, or to a successor Depositary for such Global Security selected or approved by the Company or to a nominee of such successor Depositary.

     (c)(i) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for the Securities for such series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to sec. 3.01(17) shall no longer be effective with respect to such Global Security and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

     (ii) The Company may at any time and in its sole discretion determine that the Securities of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series in exchange for such Global Security or Securities.

     (iii) If specified by the Company pursuant to sec. 3.01 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (1) to each Person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and of any authorized denominations as requested by such Person or the Depositary in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

     (iv) In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Fully Registered Securities in authorized denominations. Upon the exchange of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this sec. 2.04 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

                                 ARTICLE THREE.

                                THE SECURITIES.

     sec. 3.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to the authority granted in a Board Resolution or a Special Committee Resolution or established in one or more indentures supplemental hereto, prior to the issuance of any Securities of any series:

          (1) the title of the Securities of such series (which shall distinguish the Securities of such series from all other series of Securities);

          (2) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to sec.sec. 2.04, 3.05, 3.06, 3.07, 4.03, or 12.04);

          (3) the date or dates on which such Securities may be issued;

          (4) the date or dates, which may be serial, on which the principal and premium, if any, of the Securities of such series is payable;

          (5) the rate or rates, or the method of determination thereof, at which the Securities of such series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, in the case of Registered Securities, the record dates, if other than as set forth in sec. 3.08, for the determination of Holders to whom interest is payable, and whether any special terms and conditions relating to the payment of additional amounts in respect of payments on the Securities of such series shall in the event of certain changes in the United States Federal income tax laws apply to Unregistered Securities of such series or to Registered Securities of such series;

          (6) the place or places where the principal of, and premium, if any, and interest, if any, on Securities of such series shall be payable;

          (7) the provisions, if any, establishing the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of such series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise, and whether any special terms and conditions of redemption shall apply to Unregistered Securities of such series or to Registered Securities of such series;

          (8) the obligation, if any, of the Company to redeem, purchase or repay Securities of such series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices, in the currency or currency unit in which the Securities of such series are payable, at which and the period or periods within which and the terms and conditions upon which Securities of such series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (9) if other than denominations of 1,000 and any integral multiple thereof, in the currency or currency unit in which the Securities of such series are denominated, the denominations in which Securities of such series shall be issuable;

          (10) if other than the principal amount thereof, the portion of the principal amount of Securities of such series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to sec. 8.01 or provable in bankruptcy pursuant to sec. 8.02;

          (11) whether payment of the principal of, premium, if any, and interest, if any, on the Securities of such series shall be with or without deduction for taxes, assessments or governmental charges, and with or without reimbursement of taxes, assessments or governmental charges paid by Holders;

          (12) any Events of Default with respect to the Securities of such series, if not set forth herein;

          (13) if other than the rate of interest stated in the title of the Securities of such series, the applicable Overdue Rate;

          (14) in case the Securities of such series do not bear interest, the applicable dates for the purpose of clause (i) of sec. 7.01;

          (15) whether the Securities of such series are to be issued as Registered Securities (with or without Coupons) or Unregistered Securities or both, and, if Unregistered Securities or Coupon Securities are issued, whether Unregistered Securities or Coupon Securities of such series may be exchanged for Registered Securities or Fully Registered Securities of such series and whether Registered Securities or Fully Registered Securities of such series may be exchanged for Unregistered Securities of such series and the circumstances under which and the place or places where any such exchanges, if permitted, may be made;

          (16) the currency or currencies, or currency unit or currency units, whether Dollars or otherwise, in which the Securities of such series or any interest or other amounts payable with respect thereto, including, without limitation, Coupons, are to be denominated, payable, redeemable or repurchasable, as the case may be;

          (17) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities; and the Depositary for such Global Security or Securities; and

          (18) if and the terms and conditions upon which the Securities of such series may or must be converted into securities, property, cash or obligations of the Company or exchanged for securities, property, cash or obligations of the Company or another enterprise; and

          (19) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the authority granted in such resolution of the Board of Directors or in any such indenture supplemental thereto.

     sec. 3.02. Form and Denominations. In the absence of any specification pursuant to sec. 3.01 with respect to the Securities of any series, the Securities of such series shall be issuable as Fully Registered Securities in denominations of $1,000 and any integral multiple thereof, and shall be payable in Dollars.

     sec. 3.03. Authentication and Dating. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, with appropriate Coupons, if any, attached thereto, executed by the Company to the Trustee for authentication. Except as otherwise provided in this Article Three, the Trustee shall thereupon authenticate and deliver, or cause to be authenticated and delivered, said Securities to or upon Company Order, without any further action by the Company. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Securities, and (subject to sec. 9.01) shall be fully protected in relying upon:

          (1) a Board Resolution or Special Committee Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such Resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

          (2) an executed supplemental indenture, if any, relating thereto;

          (3) an Officers' Certificate, which shall state that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with, that no Event of Default with respect to any series of Securities has occurred and is continuing and that the issuance of such Securities does not constitute and will not result in (i) any Event of Default or any event or condition, which, upon the giving of notice or the lapse of time or both, would become an Event of Default or
     (ii) any default under the provisions of any other instrument or agreement by which the Company is bound; and

          (4) an Opinion of Counsel, which shall state

               (a) that the form of such Securities and Coupons, if any, has been established by or pursuant to the authority granted in a resolution of the Board of Directors delivered to the Trustee pursuant to subparagraph (1) above or by a supplemental indenture as permitted by sec. 2.01 in conformity with the provisions of this Indenture;

               (b) that the terms of such Securities and Coupons, if any, have been established by or pursuant to sec. 3.01 in conformity with the provisions of this Indenture;

               (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute (together with the Coupons, if any, appertaining thereto) legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

               (d) that the Company has the corporate power to issue such Securities and Coupons, if any, and has duly taken all necessary corporate action with respect to such issuance;

               (e) that the issuance of such Securities and Coupons, if any, will not contravene the charter or by-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such Counsel by which the Company or any of its subsidiaries is bound; and

               (f) that all laws and requirements in respect of the execution and delivery by the Company of such Securities and Coupons, if any, and the related supplemental indenture, if any, have been complied with and that authentication and delivery of such Securities and Coupons, if any, and the execution and delivery of the related supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture.

     The Trustee shall have the right to decline to authenticate and deliver any Securities together with any Coupons appertaining thereto under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its Board of Directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing Holders.

     Each Registered Security shall be dated the date of its authentication. Each Unregistered Security of any series shall be dated the date of its authentication, except as otherwise provided pursuant to sec. 3.01 with respect to the Securities of such series.

     sec. 3.04. Execution of Securities and Coupons. The Securities and the Coupons, if any, appertaining thereto shall be signed in the name and on behalf of the Company by the manual or facsimile signatures of the Chairman of the Board, any Vice Chairman, the President or any Vice President and additionally, in the case of each Security, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise) and attested to by the Secretary or any Assistant Secretary, the signatures of whom may be manual or facsimile. No Security or Coupon appertaining thereto shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form hereinbefore recited, executed by or on behalf of the Trustee by manual signature. Such certificate by or on behalf of the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

     In case any officer of the Company who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before the Securities or Coupons, if any, so signed shall have been authenticated (in the case of the Securities) and delivered by or on behalf of the Trustee, or disposed of by the Company, such Securities and Coupons, if any, appertaining thereto nevertheless may be authenticated (in the case of the Securities) and delivered or disposed of as though the person who signed such Securities or Coupons, if any, had not ceased to be such officer of the Company; and any Security or Coupon, if any, may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security or Coupon, if any, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

     The Trustee shall not authenticate or deliver any Coupon Security until any matured Coupons appertaining thereto have been detached and cancelled, except as otherwise provided or permitted by this Indenture.

     sec. 3.05. Registration; Registration of Transfer and Exchange. Subject to the conditions set forth below and to sec. 2.04, Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series and having the same terms of other authorized denominations. Securities to be exchanged shall be surrendered together, in the case of Coupon Securities, with all unmatured Coupons and matured Coupons in default appertaining thereto, at the offices or agencies to be maintained by the Company for such purposes as provided in sec. 6.02(1), and the Company shall execute and register and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor the Security or Securities which the Holder making the exchange shall be entitled to receive.

     The Company shall keep or cause to be kept, at one of said offices or agencies, a register for each series of Securities issued hereunder which may include Registered Securities (hereinafter collectively referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities of such series and shall register the transfer of Registered Securities of such series as in this Article Three provided. The Securities Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. The Trustee and the Authenticating Agent are hereby appointed "Securities Registrars" for the purpose of registering Registered Securities and registering transfers of Registered Securities as herein provided. Upon due presentment for registration of transfer of any Security of any series at any such office or agency, the Company shall execute and register and the Trustee or any Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Securities of the same series for an equal aggregate principal amount.

     At the option of the Holder thereof, Securities of any series, whether Registered Securities or Unregistered Securities, which by their terms are registrable as to principal only or as to principal and interest, may, to the extent and under the circumstances specified pursuant to sec. 3.01, be exchanged for such Registered Securities with Coupons or Fully Registered Securities of such series, as may be issued by the terms thereof. Securities of any series, whether Registered Securities or Unregistered Securities, which by their terms provide for the issuance of Unregistered Securities, may not, except to the extent and under the circumstances specified pursuant to sec. 3.01, be exchanged for Unregistered Securities of such series. Securities so issued in exchange for other Securities shall be of like Stated Maturity. Unregistered Securities of any series issued in exchange for Registered Securities of such series between the record date for such Registered Securities and the next Interest Payment Date will be issued without the Coupon relating to such Interest Payment Date, and Unregistered Securities surrendered in exchange for Registered Securities between such dates shall be surrendered without the Coupon relating to such Interest Payment Date.

     Upon presentation for registration of any Unregistered Security of any series which by its terms is registrable as to principal, at the office or agency of the Company to be maintained as provided in sec. 6.02(1), such Security shall be registered as to principal in the name of the Holder thereof, and such registration shall be noted on such Security. Any Security so registered shall be transferable on the Securities Register of the Company upon presentation of such Security at such office or agency for similar notation thereon, but, to the extent permitted by law, such Security may be discharged from registration by being in a like manner transferred to bearer, whereupon transferability by delivery shall be restored. To the extent permitted by law, Unregistered Securities shall continue to be subject to successive registrations and discharges from registration at the option of the Holders thereof.

     Unregistered Securities and Coupons shall be transferred by delivery. All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company or the Securities Registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     Each Security issued upon registration of transfer or exchange of Securities pursuant to this sec. 3.05 shall be the valid obligation of the Company, evidencing the same indebtedness and entitled to the same benefits under this Indenture as the Security or Securities surrendered upon registration of such transfer or exchange.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to sec. 3.07, sec. 4.03, or sec. 12.04 not involving any transfer.

     The Company shall not be required (a) to issue, exchange or register the transfer of any Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series and ending at the close of business on the day of such mailing, or (b) to exchange or register the transfer of any Securities selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be so redeemed.

     None of the Company, the Trustee, any Paying Agent or the Securities Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     sec. 3.06. Mutilated, Destroyed, Lost or Stolen Securities or Coupons. In case any temporary or definitive Security or Coupon shall become mutilated or be destroyed, lost or stolen, and in the absence of notice to the Company or the

Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company in the case of a mutilated Security or Coupon shall, and in the case of a lost, stolen or destroyed Security or Coupon may in its discretion, execute, and upon a Company Request the Trustee shall authenticate and deliver, or cause to be authenticated and delivered, a new Security (with Coupons, if any, attached to the mutilated, destroyed, lost or stolen Security so that neither gain or loss in interest shall result) of the same series, tenor and principal amount, bearing a number, letter or other distinguishing symbol not contemporaneously outstanding, or a new Coupon, as appropriate, in exchange and substitution for the mutilated Security or Coupon, or in lieu of and in substitution for the Security or Coupon so destroyed, lost or stolen, or if any such Security or Coupon shall have matured or shall be about to mature, instead of issuing a substituted Security or Coupon, the Company may pay or authorize the payment of the same without surrender thereof (except in the case of a mutilated Security or Coupon); provided, however, that interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States, unless otherwise provided pursuant to sec. 3.01. In every case the applicant for a substituted Security or Coupon shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

     Upon the issuance of any substituted Security or Coupon under this sec. 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and any Authenticating Agent) connected therewith.

     Every substituted Security or Coupon issued pursuant to the provisions of this sec. 3.06 by virtue of the fact that any Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and Coupons of the same series duly issued hereunder. All Securities and Coupons shall be held and owned upon the express condition that the foregoing provisions of this sec. 3.06 are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and Coupons and shall preclude (to the extent lawful) any and all other rights or remedies with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     sec. 3.07. Temporary Securities. Pending the preparation of definitive Securities of any series the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed or typewritten). Temporary Securities shall be issuable in any authorized denomination and substantially in the form of the definitive Securities in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities in lieu of which they are issued. Temporary Securities may be issued as Registered Securities or Unregistered Securities, with or without one or more Coupons attached. Without unreasonable delay the Company will execute and deliver to the Trustee definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the Corporate Trust Office of the Trustee, or, in the case of temporary Securities issued in respect of Unregistered Securities of any series, at the corporate trust office of the Trustee located in a city specified elsewhere in this Indenture or pursuant to sec. 3.01, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series with appropriate Coupons, if any, attached. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving any registration of transfer the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

     sec. 3.08. Payment of Interest; Interest Rights Preserved. The Holder of any Fully Registered Securities at the close of business on any record date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding the cancellation of such Securities upon any transfer or exchange subsequent to the record date and prior to such Interest Payment Date. In the case of Coupon Securities, the Holder of any Coupon shall be entitled to receive the interest, if any, payable on such Interest Payment Date, upon surrender on such Interest Payment Date of the Coupon appertaining thereto in respect of such interest. Except as otherwise specified as contemplated by sec. 3.01, for Fully Registered Securities of a particular series the term "record date" as used in this sec. 3.08 with respect to any Interest Payment Date shall mean the close of business on the last day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of a calendar month and shall mean the close of business on the fifteenth day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the first day of a calendar month, whether or not such day shall be a New York Business Day.

     If and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, in respect of any Fully Registered Securities such defaulted interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may make payment of any defaulted interest to the Holder of Fully Registered Securities at the close of business on a subsequent record date established by notice given by mail by or on behalf of the Company to such Holder not less than 15 days preceding such subsequent record date, such record date to be not less than ten days preceding the date of payment of such defaulted interest.

          (2) The Company may make payment of any defaulted interest on the Fully Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Any defaulted interest payable in respect of a Coupon Security of any series shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination between the Holders of Fully Registered Securities and Coupon Securities of such series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Company, in the manner provided in sec. 14.03.

     Subject to the foregoing provisions of this sec. 3.08, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     sec. 3.09. Cancellation. All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer or for credit against any sinking fund, and all Coupons surrendered for payment or exchange, shall, if surrendered to the Company or any Paying Agent or any Securities Registrar, be surrendered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee, shall be promptly cancelled by it, and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee may destroy cancelled Securities and Coupons and deliver a certificate of such destruction to the Company or, at the written request of the Company, shall deliver such cancelled Securities and Coupons to the Company. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are surrendered to the Trustee for cancellation.

     sec. 3.10. Computation of Interest. Except as otherwise specified as contemplated by sec. 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

     sec. 3.11. Currency  and  Manner  of  Payments  in  Respect of  Securities.

     (a) With respect to Registered Securities of any series denominated in Dollars or Foreign Currency and with respect to Registered Securities of any series denominated in any currency unit, including, without limitation, ECU with respect to which the Holders of Securities of such series have not made the election provided for in paragraph (b) below, the following payment provisions shall apply:

          (1) Except as provided in subparagraph (a)(2) or in paragraph (e) below, payment of the principal of and premium, if any, on any Registered Security will be made at the Place of Payment by delivery of a check in the currency or currency unit in which the Security is payable on the payment date against surrender of such Registered Security, and any interest on any Fully Registered Security will be paid at the Place of Payment by mailing a check in the currency or currency unit in which such interest is payable to the Person entitled thereto at the address of such Person appearing on the Securities Register.

          (2) Payment of the principal of, premium, if any, and (with respect to Fully Registered Securities only) interest on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

     (b) With respect to Registered Securities of any series denominated in any currency unit, including, without limitation, ECU, the following payment provisions shall apply, except as otherwise provided in paragraphs (e) and (f) below:

          (1) It may be provided pursuant to sec. 3.01 with respect to the Securities of such series that Holders shall have the option to receive payments of principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, on such Securities in any of the currencies which may be designated for such election in such Securities by delivering to the Trustee a written election, to be in form and substance satisfactory to the Trustee, not later than the close of business on the record date immediately preceding the applicable payment date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Trustee (but any such change must be made not later than the close of business on the record date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change may be made with respect to payments to be made on any Security of such series with respect to which notice of redemption has been given by the Company pursuant to Article Four). Any Holder of any such Security who shall not have delivered any such election to the Trustee not later than the close of business on the applicable record date will be paid the amount due on the applicable payment date in the relevant currency unit as provided in paragraph (a) of this sec. 3.11. Payment of principal of and premium, if any, shall be made on the payment date against surrender of such Security. Payment of principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, shall be made at the Place of Payment by mailing at such location a check, in the applicable currency or currency unit to the Person entitled thereto at the address of such Person appearing on the Securities Register.

          (2) Payment of the principal of, premium, if any, and (with respect to Fully Registered Securities only) interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

     (c) Payment of the principal of and premium, if any, on any Unregistered Security and of interest on any Coupon Security will be made unless otherwise specified pursuant to sec. 3.01 or sec. 12.01(e) at such place or places outside the United States as may be designated by the Company pursuant to any applicable laws or regulations by any appropriate method in the currency or currency unit in which the Security is payable (except as provided in paragraph

(e) below) on the payment date against surrender of the Unregistered Security, in the case of payment of principal and premium, if any, or the relevant Coupon, in the case of payment of interest, if any. Except as provided in paragraph (e) below, payment with respect to Unregistered Securities and Coupons will be made by check, subject to any limitations on the methods of effecting such payment as shall be specified in the terms of the Security established as provided in sec. 3.01 and sec. 12.01(e) and as shall be required under applicable laws and regulations.

     (d) Not later than the fourth Business Day after the record date for each payment date, the Trustee will deliver to the Company a written notice specifying, in the currency or currency unit in which each series of the Securities are payable, the respective aggregate amounts of principal of, premium, if any, and interest, if any, on the Securities to be made on such payment date, specifying the amounts so payable in respect of Fully Registered Securities, Registered Securities with Coupons and Unregistered Securities and in respect of the Registered Securities as to which the Holders of Securities denominated in any currency unit shall have elected to be paid in another currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to sec. 3.01 and if at least one Holder has made such election, then, not later than the eighth Business Day following each record date the Company will deliver to the Trustee an Exchange Rate Officer's Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. The Dollar or Foreign Currency amount receivable by Holders of Registered Securities denominated in a currency unit who have elected payment in such currency as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Official Currency Unit Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate.

     (e) If a Foreign Currency in which any of the Securities are denominated or payable ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, or if any other currency unit in which a Security is denominated or payable ceases to be used for the purposes for which it was established, then with respect to each date for the payment of principal of, premium, if any, and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency, the ECU or such other currency unit occurring after the last date on which such Foreign Currency, the ECU or such other currency unit was so used (the

"Conversion Date"), the Dollar shall be the currency of payment for use on each such payment date. The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holders of such Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit as determined by the Trustee or the Dollar Determination Agent, if any, as of the record date (the "Valuation Date") in the manner provided in paragraphs (g) or (h) below.

     (f) If the Holder of a Registered Security denominated in a currency unit elects payment in a specified Foreign Currency as provided for by paragraph (b) and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, such Holder shall receive payment in such currency unit, and if ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, or if any other such currency unit ceases to be used for the purposes for which it was established, such Holder shall receive payment in Dollars.

     (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Trustee or the Dollar Determination Agent, if any, as of each Valuation Date and shall be obtained by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Valuation Date.

     (h) The "Dollar Equivalent of the Currency Unit" shall be determined by the Trustee or the Dollar Determination Agent, if any, as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate on the Valuation Date for such Component Currency.

     (i) For purposes of this sec. 3.11 the following terms shall have the following meanings:

     A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, the ECU.

     A "Specified Amount" of a Component Currency shall mean the number of units or fractions thereof which such Component Currency represented in the relevant currency unit, including, but not limited to, the ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the

Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency divided by the number of currencies into which such Component Currency was divided, and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies.

     "Market Exchange Rate" shall mean for any currency the noon Dollar buying rate for that currency for cable transfers quoted in New York City on the Valuation Date as certified for customs purposes by the Federal Reserve Bank of New York. If such rates are not available for any reason with respect to one or more currencies for which an Exchange Rate is required, the Trustee or the Dollar Determination Agent, if any, shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency in question, or such other quotations as the Trustee or the Dollar Determination Agent, if any, shall deem appropriate. Unless otherwise specified by the Trustee or the Dollar Determination Agent, if any, if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be that upon which a nonresident issuer of securities designated in such currency would purchase such currency in order to make payments in respect of such securities.

     All decisions and determinations of the Trustee or the Dollar Determination Agent, if any, regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Securities and Coupons, denominated or payable in the relevant currency or currency units. In the event that a Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in sec. 14.03 to the Holders) specifying the Conversion Date. In the event the ECU ceases to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities, or any other currency unit in which Securities or Coupons are denominated or payable, ceases to be used for the purposes for which it was established, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in sec. 14.03 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give notice to the Trustee. The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Dollar Determination Agent, if any, and shall not otherwise have any duty or obligation to determine such information independently.

     sec. 3.12 Compliance with Certain Laws and Regulations. If any Unregistered Securities or Coupon Securities are to be issued in any series of Securities, the Company will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that such Unregistered Securities or Coupon Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Company.

                                 ARTICLE FOUR.

                           REDEMPTION OF SECURITIES.

     sec. 4.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity except as otherwise specified as contemplated by sec. 3.01 for Securities of such series.

     sec. 4.02. Notice of Redemption; Selection of Securities. In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series (or all or any part of the Unregistered Securities of such series or all or any part of the Registered Securities of such series, if the terms and conditions of redemption shall differ with respect to

Unregistered Securities and Registered Securities of such series as specified in the terms of such Securities established pursuant to sec. 3.01) in accordance with their terms, it shall fix a Redemption Date and shall provide notice of such redemption at least 30 and not more than 60 days prior to such Redemption Date to the Trustee and to the Holders of Securities of such series so to be redeemed as a whole or in part in the manner provided in sec. 14.03. The notice provided in the manner herein specified shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

     Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that payment will be made upon presentation and surrender of the applicable Securities, that, unless otherwise specified in such notice, Coupon Securities of any series, if any, surrendered for payment must be accompanied by all Coupons, if any, maturing subsequent to the date fixed for redemption, failing which the amount of any such missing Coupon or Coupons will be deducted from the sum due for payment, that any interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said Date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of any series are to be redeemed the notice of redemption shall specify the numbers of the Securities of such series to be redeemed, and, if only Unregistered Securities of any series are to be redeemed, and if such Unregistered Securities may be exchanged for Registered Securities, the last date on which exchanges of Unregistered Securities for Registered Securities not subject to redemption may be made. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security and any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued, or, in the case of Securities providing appropriate space for such notation, at the option of the Holders the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

     On or before (but at least one New York Business Day before, in the case of payments made in a currency or currency unit other than Dollars) the Redemption Date with respect to the Securities of any series stated in the notice of redemption given as provided in this sec. 4.02, the Company will deposit with the Trustee or with one or more Paying Agents an amount of money in the currency or currency unit in which the Securities of such series and any Coupons appertaining thereto are payable (except as otherwise specified as contemplated by sec. 3.01 for the Securities of such series and except as provided in sec.sec. 3.11(b), 3.11(e) and 3.11(f) of this Indenture) sufficient to redeem on such Redemption Date all the Securities or portions thereof so called for redemption at the applicable Redemption Price, together with accrued interest to such Redemption Date. If the Company is acting as its own Paying Agent, it will segregate such amount and hold it in trust as provided in sec. 6.02 (10).

     If fewer than all the Securities of a series are to be redeemed (except in the case of a redemption in whole of the Unregistered Securities, the Coupon Securities, the Registered Securities or the Fully Registered Securities of such series), the Company will give the Trustee written notice not less than 45 days prior to the Redemption Date as to the aggregate principal amount of Securities to be redeemed and the Trustee shall select, not more than 60 days prior to the Redemption Date and in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of such series or portions thereof (in multiples of 1,000 in the currency or currency unit in which the Securities of such series are denominated, except as otherwise set forth in the applicable form of Security) to be redeemed.

     sec. 4.03. Payment of Securities Called for Redemption. If notice of redemption has been given as provided in sec. 4.02 or sec. 5.03, the Securities or portions of Securities of the series with respect to which such notice has been given shall become due and payable on the Redemption Date and at the place or places stated in such notice at the applicable Redemption Price, together with any interest accrued to such Redemption Date, and on and after said Redemption Date (unless the Company shall default in the payment of such Securities at the applicable Redemption Price, together with any interest accrued to said Redemption Date) any interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities and all Coupons, if any, appertaining thereto at a Place of Payment in such notice specified, such Securities and Coupons or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with any interest accrued thereon to the applicable Redemption Date in the currency or currency unit in which the Securities of such series and the Coupons, if any, appertaining thereto are payable (except as otherwise specified as contemplated by sec. 3.01 for the Securities of such series and except as provided in sec.sec. 3.11(b), 3.11(e) and 3.11(f) of this Indenture).

     If any Coupon Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing on or after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that, unless otherwise provided pursuant to sec. 3.01 or sec. 12.01(e), interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States.

     Upon presentation of any Security redeemed in part only and the Coupons, if any, appertaining thereto, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of the same series and the Coupons, if any, appertaining thereto, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented.

                                 ARTICLE FIVE.

                                 SINKING FUNDS.

     sec. 5.01. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by sec. 3.01 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment".

     sec. 5.02. Satisfaction of Mandatory Sinking Fund Payments with Securities. In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option, at any time no more than sixteen months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Securities of such series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company, except Securities of such series which have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

     sec. 5.03. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee a certificate signed by the Treasurer or any Assistant Treasurer of the Company specifying the amount of the next ensuing sinking fund payment for such series pursuant to the terms of such series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currency unit in which the Securities of such series and the Coupons, if any, appertaining thereto, are payable (except as otherwise specified as contemplated by sec. 3.01 for the Securities of such series and except as provided in sec.sec. 3.11(b), 3.11(e) and 3.11(f) of this Indenture) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of such series pursuant to sec. 5.02 and whether the Company intends to exercise its rights to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments (in the currency or currency unit described above) therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate (or to deliver the Securities and Coupons, if any, specified in such certificate within the time period specified in sec. 5.02), the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash (in the currency or currency unit described above) and shall be sufficient to redeem the principal amount of the Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Securities as provided in sec. 5.02 and without the right to make any optional sinking fund payment, if any, with respect to such series.

     Any sinking fund payment or payments (mandatory or optional) made in cash (in the currency or currency unit described above) plus any unused balance of any preceding sinking fund payments made with respect to the Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of Securities of such series at the Redemption Price specified in such Securities with respect to the sinking fund together with accrued interest, if any, to the applicable Redemption Date. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent) to the redemption of Securities shall be added to the next sinking fund payment received by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in sec. 6.02(10)) for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this sec. 5.03. Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in sec. 6.02(10)) on the last sinking fund payment date with respect to Securities of such series and not held for the payment of redemption of particular Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity. The Trustee shall not convert any currency or currency unit in which the Securities of such series are payable for the purposes of such sinking fund application unless specifically requested to do so by the Company, and any such conversion agreed to by the Trustee in response to such request shall be for the account and at the expense of the Company and shall not affect the Company's obligation to pay the Holders in the currency or currency unit to which such Holder may be entitled.

     The Trustee shall select or cause to be selected the Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of sec. 4.02 and the Company shall cause notice of the redemption thereof to be given in the manner provided in sec. 4.02 except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund and whether the sinking fund payment is mandatory or optional, or both, as the case may be. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in sec. 4.03.

     On or before (but at least one New York Business Day before, in the case of payments made in a currency or currency unit other than Dollars) each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, will segregate and hold in trust as provided in sec. 6.02(10)) in cash (in the currency or currency unit described in the first paragraph of this sec. 5.03) a sum equal to the principal and any interest accrued to the Redemption Date for Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

     Neither the Trustee nor the Company shall redeem any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company if the Company is acting as its own Paying Agent) shall redeem such Securities if cash (in currency or currency unit described in the first paragraph of this sec. 5.03) sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys (in the currency or currency unit described in the first paragraph of this sec. 5.03) in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys (in the currency or currency unit described in the first paragraph of this sec. 5.03) thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Securities of such series and the Coupons, if any, appertaining thereto; provided, however, that in case such Event of Default or default shall have been cured or waived as provided herein, such moneys (in the currency or currency unit described in the first paragraph of this sec. 5.03) shall thereafter be applied on the next sinking fund payment date for the Securities of such series on which such moneys (in the currency or currency unit described in the first paragraph of this sec. 5.03) may be applied pursuant to the provisions of this Section.

                                  ARTICLE SIX.

                       CERTAIN COVENANTS OF THE COMPANY.

     The Company covenants and agrees for the benefit of each series of Securities that on and after the date of execution of this Indenture and so long as any of the Securities of such series remain outstanding:

     sec. 6.01. Payment of Securities. The Company will duly and punctually pay or cause to be paid (in the currency or currency unit in which the Securities of such series and Coupons, if any, appertaining thereto are payable, except as otherwise specified as contemplated by sec. 3.01 for the Securities of such series and except as provided in sec.sec. 3.11(b), 3.11(e) and 3.11(f) of this Indenture) the principal of, the premium, if any, and the interest, if any, on the Securities of such series at the times and places and in the manner provided in such Securities, any Coupons appertaining thereto, and in the Indenture.

     The interest on Coupon Securities shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest, if any, on any temporary Unregistered Security shall be paid, as to any installment of interest evidenced by a Coupon attached thereto, if any, only upon presentation and surrender of such Coupon, and, as to other installments of interest, if any, only upon presentation of such Security for notation thereon of the payment of such interest.

     sec. 6.02. Other Covenants. The Company --

Office or Agency:

     (1) Will maintain in the Borough of Manhattan, The City of New York, an office or agency where Registered Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served, which office or agency shall initially be the Corporate Trust Office of the Trustee or, if the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, such office or agency shall be the principal corporate trust office of the Authenticating Agent designated pursuant to sec. 9.14 hereof. So long as any Coupon Securities or Unregistered Securities of any series remain outstanding, the Company will (except as specified pursuant to sec. 3.01 or sec. 12.01(e)) maintain one or more offices or agencies outside the United States in such city or cities as may be specified elsewhere in this Indenture or as contemplated by sec. 3.01, with respect to such series where Coupons appertaining to Securities of such series or Unregistered Securities of such series may be surrendered or presented for payment, or surrendered for exchange pursuant to sec. 3.05 and where notices and demands to or upon the Company in respect of Coupons appertaining to Securities of such series or the Unregistered Securities of such series or of this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain such required office or agency or shall fail to furnish the Trustee with the address thereof, presentations, surrenders, notices and demands in respect of Registered Securities may be made or served at the Corporate Trust Office of the Trustee and the corporate trust office of any Authenticating Agent appointed hereunder, and presentations, surrenders, notices and demands in respect of Coupons appertaining to Securities of any series and Unregistered Securities may be made or served at the corporate trust office of the Trustee in the other city or cities referred to above; and the Company hereby appoints the Trustee and any Authenticating Agent appointed hereunder its agents to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities of such series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain for such purposes an office or agency in the Borough of Manhattan, The City of New York, and, except as otherwise specified pursuant to sec. 3.01 or sec. 12.01(e), so long as any Unregistered Securities or Coupon Securities remain outstanding, one or more offices or agencies outside the United States.

Maintenance of Corporate Existence:

     (2) Will at all times take or cause to be taken all such action as may from time to time be necessary to maintain, preserve or renew its corporate existence and the corporate existence of its Subsidiaries; provided, however, that nothing in this sec. 6.02(2) shall prevent any merger or consolidation permitted by sec. 6.02(6) or any termination of the existence of any Subsidiary if such termination is, in the judgment of the Company, in the interest of the Company and not disadvantageous to the Holders of the Securities of any series.

Taxes, etc.:

     (3) Will promptly pay and discharge or cause to be paid and discharged all lawful taxes, assessments and governmental charges or levies imposed upon the Company or any of its Subsidiaries or upon the income or profits of the Company or any or its Subsidiaries, or upon any property, real, personal or mixed, belonging to the Company or any of its Subsidiaries, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company or such Subsidiary, as the case may be, shall set aside on its books such reserves, if any, as shall be deemed by it adequate with respect to any such tax, assessment, charge, levy or claim so contested.

Books of Account:

     (4) And its Subsidiaries will keep true books of record and account in which full, true and correct entries in accordance with sound accounting practice will be made of all dealings or transactions in relation to their respective businesses and activities.

Liens, etc.:

     (5) Will not itself and will not permit any Finance Subsidiary or any Insurance Subsidiary to (a) create or permit to continue in existence any mortgage, pledge, encumbrance, lien, or charge of any kind upon any of its property or other assets, whether owned at the date hereof or hereafter acquired, or (b) transfer any of such property or other assets for the purpose of subjecting the same to the payment of certain obligations in priority to payment of other obligations, or (c) acquire any property or other assets upon any conditional sale, lease-purchase or other title retention agreement unless in any such case under clauses (a), (b) or (c), effective provision has been made for securing payment of the principal of, and interest on, the Securities equally and ratably with any and all other indebtedness or other obligation which is, or in any event may be, secured by such mortgage, pledge, encumbrance, lien or charge, so long as any such indebtedness or other obligations shall be so secured (it being understood that the foregoing restrictions shall not apply to any arrangement involving the transfer of property or other assets where such transfer is accounted for as a sale in accordance with generally accepted accounting principles): provided, however, that the foregoing restrictions shall not prevent:

          (i) Any such Subsidiary from mortgaging or pledging all or part of its property to the Company, or to any Finance Subsidiary or Insurance Subsidiary;

          (ii) The Company or any such Subsidiary from creating or incurring, or suffering to exist purchase money mortgages or other purchase money liens, or conditional sale, lease-purchase, or other title retention agreements upon any physical property or physical assets hereafter acquired by the Company or such Subsidiary, or from hereafter acquiring physical property or physical assets subject to mortgages or liens existing thereon at the date of acquisition thereof, provided that no such mortgage or lien shall extend to or cover any other property of the Company or of such Subsidiary; or the Company or any such Subsidiary from replacing, extending or renewing any mortgage or lien permitted hereby upon the same property theretofore subject thereto or replacing, extending, or renewing the indebtedness secured thereby, provided that in any such case the principal amount of such indebtedness so replaced, extended or renewed shall not be increased;

          (iii) The Company or any such Subsidiary from acquiring a majority of the voting stock of any corporation, all or any part of the physical properties or physical assets of which at the date of acquisition of such voting stock are subject to a mortgage, pledge, or other lien; or the Company or any such Subsidiary from replacing, extending, or renewing any such mortgage, pledge, or lien permitted hereby, or replacing, extending, or renewing the indebtedness secured thereby, provided that in any such case the principal amount of such indebtedness so replaced, extended, or renewed shall not be increased;

          (iv) Any such Subsidiary organized under the laws of, and operating principally in, a country other than the United States of America, from creating, incurring or suffering to exist any mortgage, pledge or other lien upon any of its property of any character to secure any indebtedness for money borrowed, in an aggregate principal amount (for each such Subsidiary) which will not cause the aggregate amount of the indebtedness of such Subsidiary to exceed the value of the assets of such Subsidiary at such time;

          (v) Any such Subsidiary from creating, or incurring, or suffering to exist any mortgage, pledge, or other lien upon any of its property of any character to secure, in the ordinary course of business, its indebtedness for money borrowed, if as a matter of practice, prior to the time it became a Subsidiary it had borrowed on the basis of secured loans or had customarily deposited collateral to secure any or all of its obligations;

          (vi) The Company or any such Subsidiary from mortgaging, entering into lease-purchase or other title retention agreements, or otherwise creating, incurring or suffering to exist liens upon, any real property acquired or constructed by the Company or any such Subsidiary primarily for use in the conduct of its business;

          (vii) The Company or any such Subsidiary from permitting to exist any liens or encumbrances for taxes or assessments, or other governmental charges or levies, if payment of the same is not at the time required to be made under the other terms and provisions of this Indenture;

          (viii) The Company or any such Subsidiary from making any deposit with or giving security to any governmental agency or quasi-governmental agency as a condition to the transaction of business or the exercise of a privilege or license, or in order to entitle the Company, or any such Subsidiary, to maintain self-insurance or to participate in any fund in connection with workmen's compensation, disability benefits, unemployment insurance, old age pensions or other types of social benefits, or to join in any other provisions or benefits available to companies participating in any such arrangements; or depositing assets with any Clerk of any Court, or any surety company, or in escrow, as collateral in connection with, or in lieu of, any bond or appeal by the Company, or any such Subsidiary, from any judgment or decree against it, or in connection with any other proceedings before any Court by or against the Company or any such Subsidiary; or

          (ix) The Company or any such Subsidiary from creating, permitting or suffering to exist other liens, charges and encumbrances incidental to the conduct of its business, or the ownership of its properties and other assets, and securing liabilities not incurred in connection with the borrowing of money or the obtaining of advances or credit.

     Notwithstanding the foregoing, the Company or any such Subsidiary may incur mortgages, pledges, encumbrances, liens or charges on indebtedness that would be otherwise prohibited under this sec. 6.02(5), if the aggregate amount of indebtedness secured by such mortgages, pledges, encumbrances, liens or charges, together with all other indebtedness of, or guaranteed by, the Company and any such Subsidiaries existing at such time and secured by mortgages, pledges, encumbrances, liens or charges not excepted by (i) through

(ix) above, does not at the time exceed 15% of the Company's Consolidated Net Worth.

     As used herein, "Consolidated Net Worth" shall mean the difference between the Company's consolidated assets and consolidated liabilities as shown on the Company's most recent audited consolidated financial statements prepared in accordance with United States generally accepted accounting principles.

Consolidations, Mergers, etc.:

     (6) Will not lease, sell, transfer or otherwise dispose of all or substantially all of its assets to, or consolidate with, or merge into, any other person, firm or corporation, or permit any other person, firm or corporation to merge into the Company, unless the person, firm or corporation to which such assets shall have been leased, sold, transferred or otherwise disposed of or the corporation formed by such consolidation or the corporation into which the Company shall have been merged, as the case may be (any such person, firm or corporation, other than the Company, being herein called the "New Company"), shall be a corporation incorporated within the United States of America which shall expressly assume the due and punctual payment of the principal of, and premium, if any, and interest, if any, on all of the Securities of each series and the due and punctual performance of all of the covenants and conditions of the Indenture and the Securities of each series, and unless immediately after any such transaction, no default shall exist in the performance of any of the covenants and conditions of the Indenture or the Securities of any series, and no liens shall exist upon assets of the Company or the New Company other than as permitted by sec. 6.02(5). In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the New Company, the New Company shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part and the predecessor corporation shall be relieved of any further obligation under the Indenture.

Other Instruments, etc.:

     (7) From time to time, upon the written request of the Trustee (which the Trustee, subject to sec. 9.01, shall be under no obligation to make), will execute, acknowledge and deliver all such further and additional instruments and take all such further action as may be reasonable or may be required to carry out the intention of the Indenture, and to provide for the payment of the Securities of each series, according to the intent and purposes expressed in the Indenture and in the Securities of such series.

Permit no Vacancy in Office of Trustee:

     (8) Whenever necessary to avoid or fill a vacancy in the office of the Trustee, will appoint a Trustee in the manner provided in sec. 9.10, so that there shall be at all times a Trustee with respect to each series of Securities hereunder.

  Agreement with Paying Agent:

     (9) If it shall appoint a Paying Agent other than the Trustee with respect to the Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee, an instrument in which such Paying Agent shall agree with the Trustee subject to the provisions of sec. 6.02(10),

          (a) that it will hold all sums held by it as such Paying Agent for the payment of the principal of, premium, if any, and interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series, and the Coupons, if any, appertaining thereto or the Trustee,

          (b) that it will give the Trustee notice of any default by the Company (or by any other obligor on the Securities of such series) in the making of any payment of the principal of, premium, if any, or interest, if any, on the Securities of such series when the same shall be due and payable, and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

Money for Securities Payments to be Held in Trust:

     (10) If it shall act as its own Paying Agent with respect to the Securities of any series, on or before the due date of the principal of, premium, if any, or interest, if any, on the Securities of such series and the Coupons, if any, appertaining thereto, will set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series and the Coupons, if any, appertaining thereto, or the Trustee, a sum (in the currency or currency unit in which the Securities of such series are denominated, except as otherwise specified as contemplated by sec. 3.01 for the Securities of such series and except as provided in sec.sec. 3.11(b), 3.11(e) and 3.11(f) of this Indenture) sufficient to pay such principal, premium, if any, or interest, if any, so becoming due and will notify the Trustee of such action, or any failure (by it or any other obligor on the

Securities of such series and the Coupons, if any, appertaining thereto) to take such action.

     Whenever the Company shall have one or more Paying Agents with respect to the Securities of any series, it will, prior to the due date of the principal of, premium, if any, or interest, if any, on the Securities of such series and the Coupons, if any, appertaining thereto, deposit with a designated Paying Agent a sum (in the currency or currency unit described in the preceding paragraph) sufficient to pay the principal, premium, if any, or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, if any, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee at its Corporate Trust Office of its failure so to act, provided that, anything in Subdivisions (9) and (10) of this sec. 6.02 to the contrary notwithstanding, the agreement to hold sums in trust as provided therein is subject to the provisions of sec. 12.04.

Financial Statements, etc.:

     (11) Will, beginning with the first April 30 which occurs no less than 60 days following the first date of issuance of any series of Securities under this Indenture,

          (a) file with the Trustee within four months after the close of each fiscal year (which, until the Company shall otherwise notify the Trustee, shall be deemed to be the twelve months ending December 31 in each year) a consolidated income statement, a consolidated surplus statement and a consolidated balance sheet as of the end of such fiscal year, of the Company and its Subsidiaries, all certified by independent public or certified accountants selected by the Company (who may be the accountants who regularly audit the books of the Company and its Subsidiaries), accompanied by any report or comments by said accountants made in connection with the certification of such statements;

          (b) file with the Trustee concurrently with the filing of the foregoing financial statements, a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating whether or not, to the knowledge of the signer, the Company has complied with all conditions and covenants on its part contained in this Indenture, and if the signer has obtained knowledge of any default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof (provided that, for purposes of this subsection (b), compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture); and

          (c) file with the Trustee concurrently with the filing of such financial statements, a written statement of the firm of public or certified accountants who shall have certified such financial statements, addressed to the Company, to the effect that in making the audit necessary to said certification, they have obtained no knowledge of any default which is continuing at the date of such written statement under the Securities or under sec. 6.02(3), (4), (5), (6) or (12) of this Indenture, except as specifically indicated, provided, however, that such accountants shall not be liable to anyone by reason of any failure to obtain knowledge of any such default.

     All of the financial statements required by paragraph (11) of this sec. 6.02 to be filed with the Trustee shall be open to inspection during business hours by Holders of Securities.

Transactions with Controlling Persons:

     (12) Will not itself and will not permit any Subsidiary (i) directly or indirectly to make any loan or otherwise extend credit to any Controlling Person or Controlling Person Subsidiary, or (ii) directly or indirectly to enter into any other transaction with a Controlling Person or Controlling Person Subsidiary, in either case on terms and conditions which the Company shall determine to be less favorable to the Company or such Subsidiary than the terms and conditions which would apply in a similar transaction with a Person other than a Controlling Person or Controlling Person Subsidiary, provided that this covenant shall not apply to transactions involving the Company and its Subsidiaries exclusively.

     sec. 6.03. Waiver. The observance of any provision of this Article Six (except sec. 6.01, sec. 6.02(8), (9) and (10) and sec. 6.03) may be waived with respect to any series of the Securities (either generally or in a particular instance and either before or after the time for such observance) if the Company shall have obtained the consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) in aggregate principal amount of all Outstanding Securities of such series.

                                 ARTICLE SEVEN.

                 HOLDERS' LISTS AND REPORTS BY THE COMPANY AND
                                  THE TRUSTEE.

     sec. 7.01. Semi-Annual Lists of Holders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee for the Securities of each series (i) semi-annually, not more than fifteen days after each record date for the payment of interest, if any, in respect of Securities of such series and on dates in each year to be determined pursuant to sec. 3.01 if the Securities of such series do not bear interest and (ii) at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of the Registered Securities of such series, as of the respective record dates therefor (and on dates to be determined pursuant to sec. 3.01 if the Securities of such series do not bear interest); provided, however, that no such list need be furnished so long as the Trustee is the Securities Registrar for such series. Any such list may be dated as of a date not more than fifteen days prior to the time such information is furnished or caused to be furnished and need not include information received after such date. The Company shall also be required to furnish such information which is known to it concerning the Holders of Coupons and Unregistered Securities; provided however, that the Company shall have no obligation to investigate any matter relating to any Holder of an Unregistered Security or any Holder of a Coupon.

     sec. 7.02. Preservation of Information, etc. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Securities of each series (1) contained in the most recent list furnished to it as provided in sec. 7.01, (2) received by it in the capacity of Paying Agent for such series (if so acting) hereunder and of Securities Registrar for such series, and (3) filed with it within two preceding years pursuant to the provisions of paragraph (2) of Subsection (c) of sec. 7.04.

     The Trustee for any series of the Securities may (1) destroy any list furnished to it as provided in sec. 7.01 upon receipt of a new list so furnished, (2) destroy any information received by it as Paying Agent for such series (if so acting) hereunder upon delivering to itself as Trustee a list containing the names and addresses of the Holders of Securities of such series obtained from such information since the delivery of the next previous list, if any, (3) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered, and (4) destroy any information filed with it by Holders of Securities of such series for the purpose of receiving reports pursuant to the provisions of paragraph (2) of subsection (c) of sec. 7.04, but not until two years after such information has been filed with it.

     (b) In case three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee for such series, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with Holders of Securities of all series for which the Trustee is serving as Trustee with respect to their rights under this Indenture or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this sec. 7.02, or

          (2) inform such applicants as to the approximate number of Holders of Securities of such series or of all series, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this sec. 7.02, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or all Holders of Securities of series for which it is Trustee, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this sec. 7.02 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of Securities of such series or of the Holders of Securities of all series for which it is Trustee, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statements so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Holders of Securities of such series or to all Holders of Securities of all series for which it is Trustee, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Each and every Holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this sec. 7.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

     sec. 7.03. Periodic Reports by Company. (a) The Company covenants and agrees to file with the Trustee for each series of the Securities, within fifteen days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to
Section 13 or Section 15 (d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

     (b) The Company covenants and agrees to file with the Trustee for each series of the Securities and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

     (c) The Company covenants and agrees to transmit to all Holders of Securities within thirty days after the filing thereof with the Trustee for each series of the Securities, in the manner and to the extent provided in subsection
(c) of sec. 7.04 with respect to reports pursuant to subsection (a) of said sec. 7.04, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this sec. 7.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

     sec. 7.04. Trustee's Reports to Holders. (a) Within 60 days after the first occurrence of the date provided therefor elsewhere in this Indenture, and within 60 days after such date in every year thereafter, so long as any Securities are outstanding hereunder, the Trustee for each series of the Securities shall transmit to all Holders of Securities of such series as hereinafter in this sec. 7.04 provided a brief report dated as of such date with respect to any of the following events which may have occurred during the twelve months preceding the date of such report (but if no such event has occurred within such period, no report need be transmitted):

          (1) any change to its eligibility under sec. 9.09, and its qualifications under sec. 9.08, or in lieu thereof, if to the best of its knowledge, it has continued to be eligible and qualified under such Sections, a written statement to such effect;

          (2) the creation of or any material change to a relationship specified in Section 310(b)(1) through Section 310(b)(10) of the Trust Indenture Act;

          (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee if such advances so remaining unpaid aggregate more that one-half of one per cent of the principal amount of the Securities of any series outstanding on the date of such report;

          (4) any change to the amount, interest rate, and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities of any series) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3), (4) or
     (6) of Subsection (b) of sec. 9.13;

          (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (6) any additional issue of Securities of any series for which it is Trustee which the Trustee has not previously reported; and

          (7) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities of any series, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of sec. 9.02.

     (b) The Trustee for each series of the Securities shall transmit to all Holders of Securities of such series, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee as such since the date of the last report transmitted pursuant to the provisions of Subsection (a) of this sec. 7.04 (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection if such advances remaining unpaid at any time aggregate more than ten per cent (10%) of the principal amount of Securities of such series Outstanding at such time, such report to be transmitted within ninety days after such time.

     (c) Reports pursuant to this sec. 7.04 shall be transmitted by mail:

          (1) to all registered Holders of Registered Securities, as the names and addresses of such Holders appear in the applicable Securities Register;

          (2) to such Holders of Securities of any series as have, within two years preceding such transmission, filed their names and addresses with the Trustee for such series for that purpose; and

          (3) except in the cases of reports pursuant to subsection (b) of this sec. 7.04, to each Holder of a Security of any series whose name and address is preserved at the time by the Trustee for such series, as provided in subsection (a) of sec. 7.02.

     (d) A copy of each such report shall, at the time of such transmission to Holders of Securities of any series, be filed by the Trustee for such series with each stock exchange upon which such Securities are listed and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee for each series when and as any Securities become listed on any stock exchange.

     sec. 7.05 Delivery of Reports by the Trustee. The date referred to in sec. 7.04 hereof, 60 days after which the Trustee is required to transmit the reports referred to in such sec. 7.04, shall be the first January 1 which occurs not less than 60 days following the first date of issuance of the Securities of any series under this Indenture.

                                 ARTICLE EIGHT.

            REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT.

     sec. 8.01. Events of Default; Effect Thereof. "Event of Default" whenever used herein with respect to Securities of any series means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by sec. 3.01 hereof (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fifteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), continued for the period of time, if any, and after the giving of notice, if any, designated herein or therein, as the case may be, unless it is either inapplicable to a particular series or it is specifically deleted or modified in the applicable resolution of the Board of Directors or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by sec. 3.01:

          (1) default shall occur in the punctual payment of the principal of and premium, if any, of any Security of such series when and as the same shall become due and payable, at its Maturity, or default in the making or satisfaction of any sinking fund payment or analogous obligation as and when the same shall become due and payable by the terms of the Securities of such series, or

          (2) default shall occur in the payment of any installment of interest on any Security of such series as and when the same shall become due and payable, and such default shall continue for thirty days, or

          (3) default shall occur in the due observance or performance of any other covenant, condition or agreement on the part of the Company in respect of the Securities of such series contained in this Indenture (other than a covenant or agreement in respect of the Securities of such series a default in whose observance is elsewhere in this Section specifically dealt with), and any such default shall continue for sixty days after written notice thereof, specifying such default and requiring the same to be remedied, shall have been given to the Company by the Trustee for such series, which may, in its discretion, give such notice and shall do so at the request pursuant to sec. 10.01 of the Holders of at least a majority in principal amount of the Securities of such series at the time Outstanding, or

          (4) by the order of a court of competent jurisdiction a receiver or liquidator or trustee of the Company or of any of the property of the Company shall be appointed and such receiver or liquidator or trustee shall not have been discharged within a period of sixty days, or, by decree of such a court, the Company shall be adjudicated bankrupt or insolvent or any substantial part of the property of the Company shall have been sequestered and such decree shall have continued undischarged and unstayed for a period of sixty days after the entry thereof, or a petition to declare bankrupt or to reorganize the Company pursuant to any of the provisions of the Federal Bankruptcy Code, as it now exists, or as it may hereafter be amended, or pursuant to any other similar statute applicable to the Company, as now or hereafter in effect, shall be filed against the Company (and, in the case of any such petition filed pursuant to any provision of a statute which requires the approval of such petition by a court, shall be approved by such a court) and shall not be dismissed within sixty days after such filing, or

          (5) the Company shall file a petition in voluntary bankruptcy under any provision of any bankruptcy law or shall consent to the filing of any bankruptcy or reorganization petition against it under any similar law, or (without limitation of the generality of the foregoing) the Company shall file a petition or answer or consent seeking relief or assisting in seeking relief for the Company in a proceeding under any of the provisions of the Federal Bankruptcy Code, as it now exists or as it may hereafter be amended, or pursuant to any other similar statute applicable to the Company, as now or hereafter in effect, or an answer admitting the material allegations of a petition filed against it in such a proceeding, or the Company or its directors or stockholders shall take action looking to the dissolution or liquidation of the Company (except in connection with a consolidation, merger, sale or conveyance pursuant to Article Six hereof), or the Company shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or receivers, or trustee or trustees, or liquidator or liquidators, of it or of all or any part of its property, or

          (6) a default shall occur in the payment of any installment of interest, when the same shall become due and payable, on any other series of Securities issued or hereafter issued pursuant to this Indenture or on any other bond, debenture, note or other evidence of indebtedness issued, assumed or guaranteed by the Company and such default shall continue for a period of thirty days, or default shall be made in the payment of the principal of any such other series of Securities or any such other bond, debenture, note or evidence of indebtedness when the same shall become due and payable whether at Maturity, by declaration, by call for prepayment, by call for redemption, or otherwise, and the time for payment of such interest or principal shall not have been effectively extended, or

          (7) any other Event of Default provided in the applicable resolution of the Board of Directors or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by sec. 3.01.

     If an Event of Default with respect to Securities of any series at the time outstanding shall have occurred and be continuing, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee for such series or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by the Holders), may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal amount (or if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee for such series a sum sufficient to pay in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified as contemplated by sec.3.01 for the Securities of such series and except as provided in sec.sec.3.11(b), 3.11(e) and 3.11(f) of this Indenture), all matured installments of interest, if any, upon all the Securities of such series and (in the currency or currency unit described above) the principal of (and premium, if any, on) any and all Securities of such series which shall have become due otherwise than by acceleration (with interest on such principal and premium, if any, and, so far as payment of the same is enforceable under applicable law, on overdue installments of interest, at the Overdue Rate applicable to such series to the date of such payment or deposit) and in Dollars all amounts payable to the Trustee pursuant to the provisions of sec. 9.07, and any and all defaults under this Indenture with respect to such series of Securities, other than the nonpayment of principal of and accrued interest on Securities of such series which shall have become due by acceleration, shall have been remedied or cured or waived or provision shall have been made therefor to the satisfaction of the Trustee -- then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

     sec. 8.02. Collection of Indebtedness by Trustee. The Company covenants that (a) in case default shall occur in payment of any installment of interest on any Security of any series as and when the same shall become due and payable, and such default shall have continued for a period of thirty days, or (b) in case default shall occur in the payment of the principal of or premium, if any, on any Security of any series when the same shall have become payable, upon Maturity of the Securities of that series or (c) in case of default in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series -- then, upon demand of the Trustee for such series, the Company will pay to the Trustee, for the benefit of the Holder of any such Security (or Holders of any such series of Securities in the case of clause (c) above) and the Holders of any Coupons appertaining thereto the whole amount that then shall have become due and payable on any such Security (or Securities of any such series in the case of clause (c) above) and matured Coupons, if any, appertaining thereto for the principal, premium, if any, and interest, if any, with interest upon the overdue principal and premium, if any, and, so far as payment of the same is enforceable under applicable law, on overdue installments of interest, at the Overdue Rate applicable to any such Security (or Securities of any such series in the case of clause (c)); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and any further amounts payable to the Trustee pursuant to the provisions of sec. 9.07.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Security (or Securities of any such series in the case of clause (c)) and Coupons and collect in the manner provided by law out of the property of the Company or any other obligor on such Security (or Securities of any such series in the case of clause (c)) and Coupons wherever situated the moneys adjudged or decreed to be payable.

     The Trustee for any series of the Securities shall be entitled and empowered, either in its own name as trustee of an express trust, or as attorney-in-fact for the Holders of any of the Securities of such series and for the Holders of any Coupons appertaining thereto, or in both such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of Securities of such series and the Holders of any Coupons appertaining thereto allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceedings, or any judicial proceedings, relative to the Company or any other obligor on the Securities of such series and any Coupons appertaining thereto or its creditors or its property. The Trustee for each series of the Securities is hereby irrevocably appointed (and the successive respective Holders of the Securities of such series and the Holders of any Coupons appertaining thereto, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders of the Securities of such series and the Holders of any Coupons appertaining thereto, with authority to make or file in the respective names of the Holders of the Securities of such series and the Holders of any Coupons appertaining thereto or on behalf of all the Holders of Securities of all series and the Holders of any Coupons appertaining thereto for which it is Trustee, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any other papers and documents and do and perform any and all acts and things for and on behalf of such Holders of the Securities of such series and the Holders of any Coupons appertaining thereto, as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Holders of the Securities of such series and the Holders of any Coupons appertaining thereto against the Company or any other obligor on the Securities of such series and any Coupons appertaining thereto and/or its property allowed in any such proceedings, and to receive payment of or on account of such claims; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any Holder of Securities of any series or any Holder of any Coupons appertaining thereto, any plan of reorganization or readjustment of the Company or any other obligor on the Securities of any series and any Coupons appertaining thereto, or, by other action of any character in any such proceeding, to waive or change in any way any right of any Holder of any Security of any series or any Holder of any Coupons appertaining thereto even though it may otherwise be entitled so to do under any present or future law, all such power or authorization being hereby expressly denied.

     All rights of action and of asserting claims under this Indenture, or under the Securities of any series or any Coupons appertaining thereto, may be enforced by the Trustee for such series without the possession of any of the Securities of such series or any Coupons appertaining thereto, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Securities or Coupons in respect of which such action was taken.

     sec. 8.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee for the Securities of any series under or pursuant to, or as authorized or permitted by, this Article Eight, together with any other sums held by the Trustee (as such) hereunder (other than sums held in trust for the benefit of the Holders of particular Securities or Coupons), shall be applied as follows at the date fixed by the Trustee for distribution of such moneys, upon presentation (except in respect of Subdivision FIRST below) of the several Securities and any Coupons appertaining thereto with respect to which such moneys were collected, and stamping thereon of an appropriate legend respecting the payment, if only partially paid, or upon the surrender thereof, if fully paid:

          FIRST: To the payment of all amounts due the Trustee pursuant to the provisions of sec. 9.07;

          SECOND: In case the principal of such Outstanding Securities shall not have become due and shall not be unpaid, to the payment of the interest, if any, on the Securities of such series in the order of maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee), so far as it may be enforceable under applicable law, upon the overdue installments at the Overdue Rate applicable to such series, such payments to be made, subject to the provisions of sec. 8.08, ratably to the persons entitled thereto without discrimination or preference;

          THIRD: In case the principal of such Outstanding Securities shall have become due by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal, premium, if any, and interest, if any, with interest upon any overdue principal and premium, if any, and also (to the extent that such interest has been collected by the Trustee), so far as payment of the same is enforceable under applicable law, upon any overdue installments of interest, if any, at the Overdue Rate applicable to such series; and, in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then, subject to the provisions of sec. 8.08, to the payment of such principal, premium, if any, and interest, if any, without preference or priority of principal, and premium, if any, over interest, or of interest, if any, over principal, and premium, if any, or of any installment of interest, if any, over any other installment of interest, if any, or of any Security of such series over any other Security of such series, or of any Coupon appertaining thereto over any other Coupon appertaining thereto, ratably to the aggregate of such principal, premium, if any, and interest, if any;

          FOURTH: To the payment of all other amounts payable by the Company under the terms of this Indenture; and

          FIFTH: To the payment of the surplus, if any, to the Company, its successors or assigns or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

     sec. 8.04. Limitation on Suits on Indenture; No Limitation on Suits on Securities. No Holder of any Security of any series or Holder of any Coupons appertaining thereto shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee (or other similar official), or for any other remedy hereunder, unless an Event of Default shall have occurred and be continuing and such Holder previously shall have given to the Trustee for such series written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee for such series to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security and by the taker and Holder of any Coupon appertaining thereto with every other taker and Holder of any Security and of any Coupon appertaining thereto and the Trustee for the Securities of each series, that no one or more Holders of Securities of any series or of any Coupons appertaining thereto shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities of such series or of any Coupons appertaining thereto, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series or of any Coupons appertaining thereto. For the protection and enforcement of the provisions of this sec. 8.04, each and every Holder of Securities of any series or of any Coupons appertaining thereto and the Trustee for such series shall be entitled to such relief as can be given either at law or in equity.

     Nothing contained in this Indenture, in the Securities of any series, or in any Coupon appertaining thereto, shall affect or impair the obligation of the Company, which is unconditional and absolute, to pay the principal of, and premium, if any, and interest, if any, on the Securities of such series at the respective places, at the respective times, at the respective rates, in the respective amounts and in the coin, currency or currency unit therein and herein prescribed or affect or impair the right of action, which is also absolute and unconditional, of any Holder of any Security or Coupon, if any, to institute suit to enforce such payment at the respective due dates expressed in such Security or Coupon, if any, or upon redemption, by declaration, repayment or otherwise as herein provided without reference to, or the consent of, the Trustee or the Holder of any other Security or Coupon, if any, unless such Holder consents thereto.

     sec. 8.05. Remedies Cumulative; Delay not to Impair Rights. All powers and remedies given by this Article Eight to the Trustee for any series of the Securities or to the Holders of such Securities or any Coupons appertaining thereto shall, to the extent permitted, by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of such Securities or any Coupons appertaining thereto by judicial proceedings or otherwise to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Securities of such series or any Coupons appertaining thereto to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of sec. 8.04, every power and remedy given by this Article Eight or by law to the Trustee for any series of the Securities or to Holders of the Securities of such series or any Coupons appertaining thereto may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee for such series or by Holders of such Securities or any Coupons appertaining thereto. No waiver of any default hereunder shall extend to or affect any other or subsequent default or impair any rights or remedies consequent thereon.

     sec. 8.06. Directions by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee for such series, or exercising any trust or power conferred on the Trustee.

     sec. 8.07. Undertakings for Costs. All parties to this Indenture agree and each Holder of any Security and each Holder of any Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or any suit against the Trustee for the Securities of any series for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this sec. 8.07 shall not apply to any suit instituted by the Trustee for the Securities of any series, to any suit instituted by any Holder of Securities of any series, or group of such Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of such series, or any suit instituted by any Holder of Securities or Coupons for the enforcement of the payment of the principal of, premium, if any, or interest, if any, on any Security or Coupon on or after the due date expressed in such Security or Coupon, on or after the date fixed for redemption or after such Security or Coupons shall have become due by declaration.

     sec. 8.08. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee for the Securities of any series, but will suffer and permit the execution of every such power as though no such law had been enacted.

     sec. 8.09. Judgment Currency. If for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security or Coupon, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or Coupon, then such conversion shall be made at the Conversion Rate as in effect on the date the Company shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Conversion Rate and the Conversion Rate as in effect on the date of payment, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is the amount in such other currency or currency unit which, when converted at the Conversion Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security or Coupon. Any amount due from the Company under this sec. 8.09 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or Coupon. In no event, however, shall the Company be required to pay more in the currency or currency unit due hereunder or under such Security or Coupon at the Conversion Rate as in effect when payment is made than the amount of currency or currency unit stated to be due hereunder or under such Security or Coupon so that in any event the Company's obligations hereunder or under such Security or Coupon will be effectively maintained as obligations in such currency or currency unit.

     For purposes of this sec. 8.09, "Conversion Rate" shall mean the spot rate at which in accordance with normal banking procedures the currency or currency unit into which an amount due hereunder or under any Security or Coupon is to be converted could be purchased with the currency or currency unit due hereunder or under any Security or Coupon from major banks located in New York, London or any other principal market for such purchased currency or currency unit.

                                 ARTICLE NINE.
                            CONCERNING THE TRUSTEE.

     sec. 9.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this sec. 9.01;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee for the Securities of any series shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities of such series pursuant to sec. 8.06 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     sec. 9.02. Notice of Defaults. Within 90 days after the occurrence of a default hereunder with respect to the Securities of any series, the Trustee for such series shall transmit by mail to all Holders of Securities of such series, in the manner and to the extent provided in sec. 7.04(c) and give to all Holders of Securities of such series and of Coupons, if any, appertaining thereto as otherwise provided in sec. 14.03, notice of such default hereunder with respect to such series known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest, if any, on any Security of such series or in the payment of any sinking fund installment or analogous obligation with respect to such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series and of Coupons, if any, appertaining thereto; and provided, further, that in the case of any default of the character specified in sec. 8.01(3) no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this sec. 9.02, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

     sec. 9.03. Certain Rights of Trustee. Except as otherwise provided in sec. 9.01:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee for the Securities of any series shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders of Securities of such series pursuant to this Indenture, unless such Holders of Securities shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

     (h) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

     sec. 9.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     sec. 9.05. May Hold Securities. The Trustee, any Paying Agent, Securities Registrar, Authenticating Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to sec. 9.08 and sec. 9.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Securities Registrar, Authenticating Agent or such other agent.

     sec. 9.06. Money Held in Trust. Money in any currency or currency unit held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     sec. 9.07. Compensation and Reimbursement. The Company agrees

          (1) to pay to the Trustee for the Securities of each series from time to time reasonable compensation in Dollars for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars for the Securities of each series upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify in Dollars the Trustee for the Securities of each series for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     All such payments and reimbursements shall be made with interest at the rate of 12% per annum.

     As security for the performance of the obligations of the Company under this sec. 9.07 the Trustee for the Securities of any series shall have a lien prior to the Securities of all series upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on Securities of any series.

     The obligations of the Company under this sec. 9.07 to compensate and indemnify the Trustee and to pay and reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness under the Indenture and shall survive the satisfaction and discharge of this Indenture.

     sec. 9.08. Disqualification; Conflicting Interests. The Trustee for the Securities of any series issued hereunder shall be subject to the provisions of
Section 310(b) of the Trust Indenture Act during the period of time provided for therein. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act.

     sec. 9.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder for the Securities of each series, which shall be at all times either

               (i) a corporation organized and doing business under the laws of the United States of America or of any State or territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, territory or District of Columbia authority, or

               (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $10,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of the aforesaid supervising or examining authority, then for the purposes of this sec. 9.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of this sec. 9.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Nine. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.

     sec. 9.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee for the Securities of any series and no appointment of a successor Trustee for such series pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under sec. 9.11.

     (b) The Trustee, or any trustee or trustees hereafter appointed, for the Securities of any series may resign at any time with respect to one or more or all such series of Securities by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee for Securities of any series shall not have been delivered to the Trustee for such series within thirty days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee for such series.

     (c) The Holders of a majority in aggregate principal amount of the Securities of one or more series (each voting as a class) or all series at the time Outstanding for which the Trustee is serving as Trustee may at any time remove the Trustee with respect to any or all such series, as the case may be, and appoint with respect to any or all such series, as the case may be, a successor Trustee by written notice of such action to the Company, the Trustee for the applicable series and the successor Trustee.

     (d) If at any time:

          (1) the Trustee for the Securities of any series shall fail to comply with Section 310(b) of the Trust Indenture Act with respect to such series after written request therefor by the Company or by any Holder of Securities who has been a bona fide Holder of a Security or Securities of such series for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act, or

          (2) the Trustee for the Securities of any series shall cease to be eligible under sec. 9.09 with respect to such series and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series, or

          (3) the Trustee for the Securities of any series shall become incapable of acting with respect to such series or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a resolution of the Board of Directors may remove the Trustee with respect to such series, or (ii) subject to sec. 8.07, any Holder who has been a bona fide Holder of a Security or Securities of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for such series.

     (e) If the Trustee for the Securities of any series shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for the Securities of any series for any cause, the Company, by a resolution of the Board of Directors, shall promptly appoint a successor Trustee for such series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee for such series shall be appointed by act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee for the Securities of such series shall have been so appointed by the Company or the Holders of the Outstanding Securities of such series and accepted appointment in the manner hereinafter provided, any Holder of a Security of such series who has been such for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee for the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee for the Securities of any series by providing notice of such event to the Holders of Securities of such series in the manner and to the extent provided in sec. 14.03. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     sec. 9.11. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in sec. 9.07. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     In case of the appointment hereunder of a successor Trustee for the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee for the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee for the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee's co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

     No successor Trustee for a series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall with respect to such series be qualified and eligible under this Article.

     Upon acceptance of appointment by a successor Trustee as provided in this sec. 9.11, the Company shall provide notice of the succession of such Trustee hereunder to the Holders of Securities of any applicable series and to the Holders of Coupons, if any, appertaining thereto in the manner and to the extent provided in sec. 14.03. If the Company fails to provide such notice within ten days after the acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

     sec. 9.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee for the Securities of any series may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee for such series hereunder, provided such corporation shall, with respect to such series, be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities of one or more series shall have been authenticated, but not delivered, by the Trustee for such series then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of such Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of the Trustee or such successor to the Trustee.

     sec. 9.13. Preferential Collection of Claims Against Company. (a) Subject to Subsection (b) of this sec. 9.13, if the Trustee for the Securities of any series shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or any other obligor on the Securities of such series within three months prior to a default, as defined in Subsection (c) of this sec. 9.13, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities of such series, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities (as defined in Subsection (c) of this sec. 9.13):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this sec. 9.13(a), or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

     Nothing herein contained, however, shall affect the right of the Trustee

          (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in cases or proceedings for reorganization or for any related or similar purpose pursuant to the Federal Bankruptcy Code or applicable State law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three month period and such property was received as security therefor simulta-neously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this sec. 9.13 would occur within three months; or

          (D) to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee for the Securities of any series shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders of the Securities of such series, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities in such manner that the Trustee, such Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in cases or proceedings for reorganization or for any related or similar purpose pursuant to the Federal Bankruptcy Code or other applicable Federal or State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Holders of such Securities, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in cases or proceedings for reorganization or for any related or similar purpose pursuant to the Federal Bankruptcy Code or other applicable Federal or State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term

"dividends" shall include any distribution with respect to such claim, bankruptcy or receivership or cases or proceedings for reorganization or for any related or similar purpose pursuant to the Federal Bankruptcy Code or other applicable Federal or State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or cases or proceedings for reorganization or for any related or similar purpose is pending shall have jurisdiction (i) to apportion between the Trustee, the Holders of such Securities, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders of such Securities, the Holders of the Coupons, if any, appertaining thereto and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee which has resigned or been removed with respect to any series of the Securities after the beginning of such three month period shall be subject to the provisions of this Subsection with respect to such series as though such resignation or removal had not occurred. If any Trustee has so resigned or been removed prior to the beginning of such three month period, it shall be subject to the provisions with respect to such series of this Subsection if and only if the following conditions exist:

          (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee for such series, occurred after the beginning of such three month period; and

          (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this sec. 9.13 a creditor relationship arising from

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders of the applicable series of Securities and the Holders of the Coupons, if any, appertaining thereto, at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Subsection (c) of this sec. 9.13;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in Subsection (c) of this sec. 9.13.

     (c) For the purposes of this Section only:

          (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Securities of the applicable series or upon the other indenture securities when and as such principal or interest becomes due and payable.

          (2) The term "other indenture securities" means securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

          (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

          (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          (5) The term "Company" means any obligor upon the Securities.

     sec. 9.14. Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, if the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, or otherwise upon a Company Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Company shall elect, by the Trustee for such series of Securities to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of each series of Securities for which it is serving as Trustee. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee for such series or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series except by way of original issuance by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 and subject to supervision or examination by Federal or State authority. If the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, the Authenticating Agent shall have its principal office and place of business in the Borough of Manhattan, The City of New York.

     Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the applicable Trustee and to the Company. The Trustee for any series of Securities may at any time terminate the agency of any Authenticating Agent for such series by giving written notice of termination to such Authenticating Agent and to the Company.

     Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this sec. 9.14 with respect to one or more or all series of Securities, the Trustee for such series shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Securities of such series or any Coupons appertaining thereto in the manner and to the extent provided in sec. 14.03. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Trustee for the Securities of such series agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payment subject to the provisions of sec. 9.07. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee for such series.

                                  ARTICLE TEN.

                     CONCERNING THE HOLDERS OF SECURITIES.

     sec. 10.01. Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Eleven, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. The Company may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to sec. 7.01 of this Indenture prior to such solicitation. If the record date is fixed, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date. No such vote or consent shall be valid or effective for more than 120 days after such record date.

     sec. 10.02. Proof of Execution of Instruments by Holders of Securities. Subject to the provisions of sec. 9.01, sec. 9.03 and sec. 11.05, proof of the execution of any instrument by a Holder of a Security or of any Coupon or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

          The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     The ownership of Registered Securities of any series shall be proved by the Securities Register for such series or by a certificate of the Securities Registrar for such series; the ownership of Unregistered Securities of any series and Coupons shall be proved by proof of possession reasonably satisfactory to the Trustee.

     The record of any Holders' meeting shall be proved in the manner provided in sec. 11.06.

     sec. 10.03. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of, premium, if any, and (subject to sec. 3.08), if such Registered Security is a Fully Registered Security, interest, if any, on, such Registered Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. The Company, the Trustee, and any agent of the Company or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon, whether or not the Security to which such Coupon appertained be registered, as the absolute owner of such Security or Coupon for the purposes of receiving payment thereof or on account thereof and for all other purposes whatsoever whether or not such Security or Coupon be overdue, and neither the Company, the Trustee, any Paying Agent nor any Security Registrar shall be affected by notice to the contrary. All such payments so made to any Holder for the time being, or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon such Security or Coupon.

     sec. 10.04. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in sec. 10.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in sec. 10.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and any Coupon appertaining thereto and of any Securities and Coupons issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or Coupons or such other Security or Coupons.

                                ARTICLE ELEVEN.

                               HOLDERS' MEETINGS.

     sec. 11.01. Purposes of Meetings. A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Eleven for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee for the Securities of such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Eight;

          (2) to remove the Trustee for such series and nominate a successor Trustee pursuant to the provisions of Article Nine;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of sec. 12.01(g); or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

     sec. 11.02. Call of Meetings by Trustee. The Trustee for the Securities of any series may at any time call a meeting of Holders of Securities of such series to take any action specified in sec. 11.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or such other Place of Payment, as the Trustee for such series shall determine. Notice of every meeting of the Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Securities of such series in the manner and to the extent provided in sec. 14.03. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for the meeting.

     sec. 11.03. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any or all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of Securities of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee for such series shall not have given the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place in the Borough of Manhattan or other Place of Payment for such meeting and may call such meeting to take any action authorized in sec. 11.01, by giving notice thereof as provided in sec. 11.02.

     sec. 11.04. Qualifications for Voting. To be entitled to vote at any meeting of Holders a person shall be (a) a Holder of one or more Securities with respect to which such meeting is being held or (b) a person appointed by an instrument in writing as proxy by such Holder. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the Securities of the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

     sec. 11.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee for the Securities of any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Securities of such series, in regard to proof of the holding of Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of the Securities of such series as provided in sec. 11.03, in which case the Company or the Holders calling the meeting as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

     Subject to the proviso in the definition of "Outstanding", at any meeting each Holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each 1,000 (in the currency or currency unit in which such Securities are denominated) principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing aforesaid duly designating him as the person to vote on behalf of other Holders of such series. At any meeting of Holders, the presence of persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Any meeting of Holders of Securities with respect to which a meeting was duly called pursuant to the provisions of sec. 11.02 or sec. 11.03 may be adjourned from time to time by a majority of such Holders present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     sec. 11.06. Voting. The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in sec. 11.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     sec. 11.07. No Delay of Rights by Meeting. Nothing in this Article Eleven contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities of any series.

                                ARTICLE TWELVE.

                            SUPPLEMENTAL INDENTURES.

     sec. 12.01. Supplemental Indentures. The Company, when authorized by a resolution of its Board of Directors, and the Trustee for the Securities of any or all series may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company under the Indenture and the Securities;

          (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Holders of all or any series of Securities and the Coupons, if any, appertaining thereto as its Board of Directors and the Trustee for such series shall consider to be for the protection of the Holders of such Securities;

          (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture and which shall not adversely affect the interests of the Holders of any Securities or the Coupons, if any, appertaining thereto in any material respect;

          (d) to establish the form or terms of Securities of any series and the Coupons, if any, appertaining thereto as permitted by sec. 3.01;

          (e) to permit payment in the United States of principal, premium or interest on Unregistered Securities or of interest on Coupon Securities;

          (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series or to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of sec. 9.11; or

          (g) if and to the extent authorized by the consent (evidenced as provided in sec. 10.01) of the Holders of at least 66 2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, to make such other changes in or additions to or eliminations from the Indenture as such Holders and the Company may deem necessary or advisable; provided, however, that no such supplemental indenture shall (a) without the consent of the Holder of each Outstanding Security of each such series affected thereby,

               (1) change the Stated Maturity of the principal of, or installment of interest, if any, on, any Security of such series, or reduce the principal amount thereof or the premium, if any, or the rate of interest, if any, thereon or change the Place of Payment, or the currency or currency unit in which any Security of such series or any premium or interest thereon is payable, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the Maturity thereof pursuant to sec. 8.01 or adversely affect the right of repayment, if any, at the option of the Holder, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
          Date), or

               (2) reduce the requirements of sec. 11.05 for quorum or voting, or reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

               (3) modify any of the provisions of this sec. 12.01 or sec. 6.03, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holders of each Security of such series affected thereby, or

               (4) (i) if the Securities are Superior Indebtedness, subordinate the indebtedness evidenced by the Securities to any other indebtedness of the Company, or (ii) if the Securities are Subordinated Indebtedness, subordinate the indebtedness evidenced by the Securities to any indebtedness of the Company other than Superior Indebtedness, or (iii) if the Securities are Capital Indebtedness, subordinate the indebtedness evidenced by the Securities to any indebtedness of the Company other than Superior Indebtedness or Subordinated Indebtedness, or (b) modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

     Any such supplemental indenture, and this Indenture as so supplemented, shall conform to the requirements of the Trust Indenture Act of 1939, as amended and in force at the date of execution of such supplemental indenture.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities and the Coupons, if any, appertaining thereto, or which modifies the rights of the Holders of Securities of such series or any Coupons appertaining thereto with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or any Coupons appertaining thereto.

     The Trustee with respect to any series of Securities affected by such supplemental indenture is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations which may be therein contained, but such Trustee shall not be obligated to enter into any such supplemental indenture which affects such Trustee's own rights, duties or immunities under this Indenture or otherwise.

     For purposes of this sec. 12.01, if the Securities of any series are issuable upon the exercise of warrants, each holder of an unexercised and unexpired warrant with respect to such series shall be deemed to be a Holder of Outstanding Securities of such series in the amount issuable upon the exercise of such warrant. For such purposes, the ownership of any such warrant shall be determined by the Company in a manner consistent with customary commercial practices. The Trustee for such series shall be entitled to rely on an Officers' Certificate as to the principal amount of Securities of such series in respect of which consents shall have been executed by holders of such warrants.

     sec. 12.02. Notice of Supplemental Indenture. Promptly after the execution by the Company and the appropriate Trustee of any supplemental indenture pursuant to sec. 12.01(g), the Company shall notify as provided in sec. 14.03 all Holders of any series of Securities and of any Coupons appertaining thereto affected by such supplemental indenture as to the general terms the substance of such supplemental indenture.

     sec. 12.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Twelve, this Indenture shall be and be deemed to be modified and amended in accordance therewith, but only with regard to the Securities of each series affected by such supplemental indenture, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee for the Securities of such series, the Company and Holders of any Securities of such series or of any Coupons appertaining thereto shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes with regard to the Securities of such series and of any Coupons appertaining thereto.

     sec. 12.04. Notation on Securities and Coupons. Securities of any series (including any Coupons appertaining thereto) affected by any supplemental indenture which are authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article Twelve may bear a notation in form approved by the Trustee for such series as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series and any Coupons appertaining thereto so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series and any Coupons appertaining thereto then Outstanding.

     sec. 12.05. Issuance of Securities by Successor Corporation. In case the Company shall be consolidated with or merged into any other corporation or corporations, or shall convey or transfer all or substantially all its property as an entirety, the successor corporation formed by such consolidation or into which the Company shall have been merged or which shall have received a conveyance or transfer as aforesaid, upon causing to be executed and delivered the supplemental indenture referred to in sec. 12.01(a), shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the party of the first part and in all of the Securities and the Coupons, if any, appertaining thereto as obligor, and thereupon and thereafter such successor corporation may cause to be executed, either in its own name or in the name of Associates Corporation of North America, and delivered to the appropriate Trustee for authentication, any or all of the Securities and the Coupons, if any, appertaining thereto issuable hereunder; and upon the order of such successor corporation in lieu of the Company, and subject to all the terms, conditions and restrictions in this Indenture prescribed, the Trustee for the Securities of the appropriate series shall authenticate and deliver any Securities of such series and the Coupons, if any, appertaining thereto which shall have been previously executed and delivered by the Company to the Trustee for authentication, and any Securities and the Coupons, if any, appertaining thereto which such successor corporation shall thereafter, in accordance with the provisions of this Indenture, cause to be executed and delivered to the Trustee for such purpose. Such change in phraseology and form (but not in substance) may be made in such Securities and the Coupons, if any, appertaining thereto as may be appropriate in view of such consolidation or merger or conveyance or transfer. All such Securities and the Coupons, if any, appertaining thereto when issued by such successor corporation shall in all respects have the same legal rank as the Securities and the Coupons, if any, appertaining thereto theretofore or thereafter authenticated and delivered in accordance with the terms of this Indenture and issued, as though all of such Securities and the Coupons, if any, appertaining thereto had been issued at the date of the execution hereof.

                               ARTICLE THIRTEEN.

           SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS.

     sec. 13.01 Satisfaction and Discharge. If (a) the Company shall deliver to the Trustee for the Securities of any series for cancellation all Securities of all series and the Coupons, if any, appertaining thereto for which such Trustee is Trustee theretofore authenticated (other than any Securities of any such series and the Coupons, if any, appertaining thereto which shall have been destroyed, lost or stolen) and not theretofore cancelled, or (b) all the Securities of all such series and the Coupons, if any, appertaining thereto not theretofore cancelled or delivered to the applicable Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangement satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee as trust funds the entire amount sufficient to pay at maturity or upon redemption in the currency or currency unit required all of the Securities of all such series and the Coupons, if any, appertaining thereto (other than any Securities and the Coupons, if any, appertaining thereto which shall have been destroyed, lost or stolen and in lieu of or substitution for which other Securities and the Coupons, if any, appertaining thereto, shall have been authenticated and delivered) not theretofore cancelled or delivered to the Trustee for cancellation, including principal due or to become due to such date of Maturity or Redemption Date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect with respect to all such series (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, on demand of the Company accompanied by an Officers' Certificate, complying with the provisions of sec. 1.03, stating that all conditions precedent relating to the satisfaction and discharge of the Indenture with respect to all such series (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for) have been complied with, and an Opinion of Counsel, complying with the provisions of sec. 1.03, stating that in the opinion of such counsel such conditions precedent have been complied with, and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to all such series (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for) the Company, however, hereby agreeing to reimburse the Trustee in Dollars for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

     sec. 13.02. Application of Moneys. All moneys deposited with the Trustee for the Securities of any series and the Coupons, if any, appertaining thereto pursuant to sec. 13.01 shall be held in trust by the Trustee and applied by it to the payment, either directly or through any Paying Agent for such series (including the Company acting as its own Paying Agent), to the Holders of the particular Securities and the Coupons, if any, appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest, if any.

     sec. 13.03. Repayment of Moneys by Paying Agents. Except as provided in sec. 13.04, upon the satisfaction and discharge of this Indenture with respect to the Securities of any series and the Coupons, if any, appertaining thereto all moneys with respect to such series then held by any Paying Agent for such series under the provisions of this Indenture shall, upon demand of the Company, be repaid to it and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

     sec. 13.04. Unclaimed Moneys. Any moneys deposited with the Trustee for the Securities of any series and the Coupons, if any, appertaining thereto for the payment of the principal of, premium, if any, or interest, if any, on Securities of such series and the Coupons, if any, appertaining thereto and which shall not be applied but shall remain unclaimed by the Holders of Securities of such series and the Coupons, if any, appertaining thereto for two years after the date upon which such payment shall have become due and payable, shall be repaid to the Company by the Trustee on demand; and the Holder of any of such Securities or the Coupons, if any, appertaining thereto entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that the Trustee, before making any such repayment, shall at the expense of the Company cause to be published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company.

                               ARTICLE FOURTEEN.

                           MISCELLANEOUS PROVISIONS.

     sec. 14.01. Limitation of Individual Liability. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or Coupon, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or Coupons or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or Coupons or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities and Coupons, if any.

     sec. 14.02. Successors. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     sec. 14.03. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, (1) if any of the Securities affected by such event are Fully Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to such Holders as their names and addresses appear in the Securities Register within the time prescribed and (2) if any of the Securities affected by such event are Unregistered Securities, or Coupon Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to such Holders in the manner and to the extent provided in sec. 7.04(c) and if published in an Authorized Newspaper or Newspapers in such city or cities as may be provided elsewhere in this Indenture or specified as contemplated by sec. 3.01 on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In case by reason of the suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Unregistered Securities or of Coupons as provided above then said notification to Holders of Unregistered Securities or of Coupons as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

     sec. 14.04. Addresses for Notices. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee for the Securities of any series or by the Holders of Securities of any series or of any Coupons appertaining thereto on the Company may be given or served by registered mail addressed (until another address is filed by the Company with the Trustee) as follows: ASSOCIATES FIRST CAPITAL CORPORATION
Attention: General Counsel, 250 E. Carpenter Freeway, Irving, Texas 75062. Any notice, direction, request or demand by any Holder of Securities of any series to or upon the Trustee for such series or of any Coupons appertaining thereto shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office of such Trustee, and, in respect of Unregistered Securities or Coupons, at the corporate trust office of the Trustee referred to in sec. 6.02(1). Any notice or demand required or permitted under this Indenture shall be in the English language, except that any published notice may be in the official language of the country of publication.

     sec. 14.05. Cross References. All references herein to "Articles" and other subdivisions are to the corresponding Articles or other subdivisions of this Indenture; references by the symbol "sec." are to corresponding Sections of this

Indenture; and the words "herein", "hereof", "hereby", "hereunder", "hereinbefore" and "hereinafter" and other words of similar purport refer to this Indenture generally and not to any particular Article, Section or other subdivision hereof.

     sec. 14.06. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     sec. 14.07. Headings Not to Affect Construction. The headings of the Articles, Sections and other subdivisions hereof herein are for convenience only and shall not affect the construction hereof.

     sec. 14.08. Trust Indenture Act to Govern. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

     sec. 14.09. Legal Holidays. In any case where the date of maturity of interest on or principal of (or premium, if any) on the Securities or Coupons or the date fixed for redemption or repayment of any Security shall not be a Business Day at any Place of Payment with respect to Securities of that series then (notwithstanding any other provisions of this Indenture or of the Security or Coupons) payment of such interest on or principal of (or premium, if any, on) the Securities and Coupons need not be made on such date in such Place of Payment but may be made on the next succeeding Business Day in such Place of Payment with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, as the case may be, and no interest shall accrue for the period from and after such date.

     SEC. 14.10. APPLICABLE LAW. THIS INDENTURE AND EACH SECURITY FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                ARTICLE FIFTEEN

                          SUBORDINATION OF SECURITIES.

     sec. 15.01. Subordination. Anything in this Indenture or the Securities of any series, or any Coupons appertaining thereto, to the contrary notwithstanding, the Indebtedness evidenced by the Securities of all series and any Coupons appertaining thereto shall be subordinate and junior in right of payment in all respects to all Indebtedness of the Company, except (i) other Subordinated Indebtedness of the Company and (ii) Capital Indebtedness of the Company, whether outstanding at the date of this Indenture or incurred after the date of this Indenture. Such Indebtedness of the Company to which the Securities and any Coupons appertaining thereto are subordinate and junior is sometimes herein referred to as "Superior Indebtedness".

     Without limiting the effect of the foregoing, "subordinate" and "junior" as used herein shall include within their meanings the following: that (i) in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or its creditors or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then all principal and interest on all Superior Indebtedness shall first be paid in full, or such payment be provided for, before any payment on account of principal or interest is made upon the Indebtedness evidenced by the Securities of any series and any Coupons appertaining thereto, and in any such proceedings any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in respect of the Securities of any series and any Coupons appertaining thereto shall be paid or delivered directly to the holders of such Superior Indebtedness for application in payment thereof, unless and until such Superior Indebtedness shall have been paid and satisfied in full or such payment and satisfaction shall have been provided for; provided, however, that (x) in the event that payment or delivery of such cash, property or securities to the Holders of the Securities of any series and to the Holders of any Coupons appertaining thereto is authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Securities of all series and any Coupons appertaining thereto to Superior Indebtedness, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law, no payment or delivery of such cash, property or securities payable or deliverable with respect to the Securities of any series and any

Coupons appertaining thereto need be made to the holders of Superior Indebtedness; and (y) no such delivery need be made of securities which are issued pursuant to voluntary reorganization, dissolution or liquidation proceedings, or upon any merger, consolidation, sale, lease, transfer or other disposal not prohibited by sec. 6.02 of this Indenture, by the Company, as reorganized, or by the New Company, and which securities are subordinate and junior to the payment of all Superior Indebtedness then outstanding; and (ii) in the event that pursuant to Article Eight of this Indenture the Securities of any series are declared due and payable because of the occurrence of any Event of Default described in Article Eight of this Indenture (under circumstances when the provisions of the foregoing clause (i) shall not be applicable), the Holders of Securities of such series and the Holders of any Coupons appertaining thereto, and the Trustee, on their behalf (but not with respect to its own compensation and expenses), shall be entitled to payment only after there shall first have been paid in full the Superior Indebtedness outstanding at the time Securities of such series and any Coupons appertaining thereto so become due and payable because of such Event of Default, or such payment shall have been provided for. No present or future holder of Superior Indebtedness shall be prejudiced in his right to enforce subordination of the Securities of all series and any Coupons appertaining thereto by any act or failure to act on the part of the Company. The provisions of this Article Fifteen are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness on the one hand, and the Holders of the Securities of all series and the Holders of any Coupons appertaining thereto on the other hand, and nothing herein shall impair, as between the Company and the Holder of any Security of any series or of any Coupon appertaining thereto, the obligation of the Company, which is unconditional and absolute, to pay to the Holder thereof the principal, premium, if any, and interest, if any, thereon in accordance with its terms, nor shall anything herein prevent the Holder of a Security of any series or of any Coupon appertaining thereto or the Trustee on behalf of the Holders of the Securities of all series or of any Coupons appertaining thereto from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights, if any, under this Article Fifteen of holders of Superior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Holders of the Securities of any series or of any Coupons appertaining thereto.

     sec. 15.02. Securities May be Paid Prior to Dissolution, etc. Nothing contained in this Article Fifteen or elsewhere in this Indenture, or in the Securities of any series or any Coupons appertaining thereto, shall prevent (a) the

Company, at any time except under the conditions described in sec. 15.01 or during the pendency of any dissolution or winding up or total or partial liquidation or reorganization proceedings therein referred to, from making payments at any time of principal of and premium, if any, or interest, if any, on Securities of any series or payments of any Coupons appertaining thereto or from depositing with the Trustee or any Paying Agent moneys for such payments, or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it under this Indenture to the payment of or on account of the principal of and premium, if any, or interest, if any, on Securities of any series or payments of any Coupons appertaining thereto to the Holders of Securities of such series or of any Coupon appertaining thereto entitled thereto if such payment would not have been prohibited by the provisions of sec. 15.01 on the date such moneys were so deposited.

     Notwithstanding the provisions of sec. 15.01 or any other provision of this Indenture, the Trustee and any Paying Agent shall not be charged with knowledge of the existence of any Superior Indebtedness or of any facts which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received written notice thereof from the Company or from a holder of such Superior Indebtedness; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided, that, if prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of and premium, if any, or interest, if any, on the Securities of any series or the payment of any Coupons appertaining thereto) the Trustee or such Paying Agent shall not have received with respect to such moneys the notice provided for in this sec. 15.02, then, anything herein contained to the contrary notwithstanding, the Trustee and such Paying Agent shall have full power and authority to receive such moneys and apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it after such date.

     sec. 15.03. Rights of the Holders of Superior Indebtedness Not to be Impaired. Neither the Trustee nor any Paying Agent shall be deemed to owe any fiduciary duty to the holders of Superior Indebtedness, and shall not be liable to any such holders if either shall mistakenly pay over or distribute to or on behalf of Holders of Securities of any series or of any Coupons appertaining thereto or the Company moneys or assets to which any holders of Superior Indebtedness shall be entitled by virtue of this Article Fifteen.

     The Trustee shall be entitled to all the rights set forth in this Article Fifteen with respect to any Superior Indebtedness which may at any time be held by it, to the same extent as any other holder of Superior Indebtedness, and nothing in sec. 9.13, or elsewhere in this Indenture, shall deprive the Trustee of any of its rights as such holder.

     sec. 15.04. Authorization to Trustee to Take Action to Effectuate Subordination. Each Holder of a Security of any series by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Fifteen and appoints the Trustee his attorney-in-fact for any and all such purposes.